UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21734

PIMCO Global StocksPlus® & Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

William G. Galipeau

Treasurer, Principal Financial & Accounting Officer

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

Your Global Investment Authority

PIMCO Closed-End Funds

Annual Report

March 31, 2015

PIMCO Global StocksPLUS® & Income Fund

PIMCO High Income Fund

PIMCO Dynamic Income Fund

Letter from the Chairman of the Board & President

Dear Shareholder:

Global economic growth was mixed during the fiscal 12-month reporting period ended March 31, 2015. While U.S. equities generated strong returns, international developed equities produced weak results. Elsewhere, the U.S. bond market posted a solid gain during the reporting period.

For the 12-month reporting period ended March 31, 2015

The Standard & Poor’s 500 (S&P 500) Index, a proxy for the U.S. stock market, advanced 12.73% for the 12 months ended March 31, 2015. Over the same period, international developed equity markets, as measured by the MSCI Europe, Australasia and Far East (EAFE) Index, declined -0.92% in U.S. dollar terms and high yield bonds, as represented by the BofA Merrill Lynch U.S. High Yield Master II Index, increased 2.05%. The broad U.S. bond market, as measured by the Barclays U.S. Aggregate Bond Index, rose 5.72%, while the Barclays U.S. Treasury Index returned 5.36% during the reporting period.

In contrast to other developed countries that experienced weak growth or fell into recession, the U.S. economy was resilient during the reporting period. Looking back, U.S. gross domestic product (GDP), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 4.6% annual pace during the second quarter of 2014 and accelerated to a 5.0% annual pace during the third quarter of 2014 — its strongest growth rate since the third quarter of 2003. GDP then expanded at an annual pace of 2.2% during the fourth quarter of 2014. Decelerating growth was partially attributed to an upturn in imports and moderating federal government spending. According to the Commerce Department’s initial estimate released on April 29, 2015, GDP expanded at an annual pace of 0.2% for the first quarter of 2015. Moderating growth was due to several factors, including slower consumer spending, which grew a modest 1.9% during the first quarter of 2015, versus 4.4% for the fourth quarter of 2014.

Federal Reserve (Fed) monetary policy remained accommodative during the reporting period. However, the central bank appeared to be moving closer to raising interest rates for the first time since 2006. As expected, following its meeting in October 2014, the Fed announced that it had concluded its asset purchase program. Then, at its March 2015 meeting, the Fed eliminated the word “patient” from its official statement regarding when it may start raising rates. In terms of when it would begin tightening monetary policy, the Fed said that it “…anticipates that it will be appropriate to raise the target range for the federal funds rate when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2 percent objective over the medium term.”

2	PIMCO CLOSED-END FUNDS

Economic growth in non-U.S. developed countries was generally weak during the reporting period. Anemic growth and concerns of deflation in the eurozone caused the European Central Bank (ECB) to cut interest rates to a new record low of 0.05% in September 2014. In January 2015, the ECB announced that beginning in March 2015 it would start a €60 billion-a-month bond-buying program that was expected to run until September 2016, if not longer. Elsewhere, Japan’s economy grew sharply during the first quarter of 2014, prior to the beginning of the reporting period. It then fell into a recession, with negative growth during the second and third quarters of 2014. While Japan emerged from its recession in the fourth quarter, the expansion was relatively muted.

Outlook

PIMCO’s baseline view is that the U.S. is on track for solid growth in the range of 2.5% to 3% in 2015. This outlook reflects the firm’s expectation for robust consumption growth, supported by a strengthening labor market and a boost to real income from low commodity prices. However, against this positive outlook for consumption, PIMCO is weighing the potential negatives of sluggish export growth held back by the stronger U.S. dollar, as well as the likelihood that capital expenditure spending will be held back by a slowdown in investment in the energy sector. While PIMCO believes that headline inflation may briefly turn negative due to the year-over-year decline in oil prices, it expects core inflation to bottom out near current levels and to rebound later in 2015. In terms of the Fed, PIMCO believes that the central bank will likely commence a rate hike cycle later this year. That said, in PIMCO’s view, this hiking cycle will differ from previous Fed rate hike cycles both in terms of pace —slower — and in terms of the destination — lower.

Overseas, PIMCO expects low oil prices, a weak euro and European Central Bank quantitative easing to be tailwinds for the eurozone economy, with GDP growth around 1.5% over the next 12 months. The firm believes that inflation in the eurozone will move back up from around -0.5% currently to 1% or so in a year’s time. In Japan, PIMCO anticipates GDP growth of around 1.5% and core inflation at about 1%.

In the following pages of this PIMCO Closed-End Funds Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected the Funds’ performance over the 12-month reporting period ended March 31, 2015.

Thank you for investing with us. We value your trust and will continue to work diligently to meet your investment needs. If you have questions regarding any of your PIMCO Closed-End Funds investments, please contact your financial advisor or call the Funds’ shareholder servicing agent at (844) 33-PIMCO or (844) 337-4626. We also invite you to visit our website at pimco.com/investments to learn more about our views and global thought leadership.

ANNUAL REPORT	MARCH 31, 2015	3

Letter from the Chairman of the Board & President (Cont.)

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess Chairman of the Board of Trustees	Peter G. Strelow President/Principal Executive Officer

4	PIMCO CLOSED-END FUNDS

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with rising interest rates. This is especially true since the Federal Reserve Board has concluded its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets” in corporate bonds. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, management risk and the risk that a Fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Fund’s net asset value. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying a derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not directly own.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap, however, in applying certain of a Fund’s investment policies and restrictions the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit

ANNUAL REPORT	MARCH 31, 2015	5

Important Information About the Funds (Cont.)

default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders, including: (1) the likelihood of greater volatility of net asset value and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

A Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Risks associated with investing in foreign securities may be increased when a Fund invests in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the emerging market.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, a Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Fund may be treated as a general creditor of

6	PIMCO CLOSED-END FUNDS

the lender and may not benefit from any set-off between the lender and the borrower. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that a Fund originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan, irrespective of whether the loan transaction is ultimately consummated or closed. This may include significant legal and due diligence expenses, which will be indirectly borne by a Fund and its shareholders.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage- related securities, it may experience additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset- backed securities may not have the benefit of any security interest in the related assets.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money on its investment. The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material.

The Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk of economic sanctions imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited).

ANNUAL REPORT	MARCH 31, 2015	7

Important Information About the Funds (Cont.)

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The common shares of a Fund may trade at a price that is less than the initial offering price and/or the net asset value of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the net asset value of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to net asset value thereafter.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: asset allocation risk, credit risk, stressed securities risk, distressed and defaulted securities risk, corporate bond risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, mortgage market/subprime risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, redenomination risk, non-diversification risk, management risk, municipal bond risk, inflation- indexed security risk, senior debt risk, loans, participations and assignments risk, reinvestment risk, real estate risk, U.S. Government securities risk, foreign (non-U.S.) government securities risk, valuation risk, segregation and cover risk, focused investment risk, credit default swaps risk, event- linked securities risk, counterparty risk, preferred securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, regulatory risk, tax risk, recent economic conditions risk, market disruptions and geopolitical risk, potential conflicts of interest involving allocation of investment opportunities, repurchase agreements risk, securities lending risk, zero-coupon bond and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk and convertible securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

The geographical classification of foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each Fund Summary page in this Shareholder Report the Common Share Average Annual Total Return table and Common Share Cumulative Returns (if applicable) measure performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses.

8	PIMCO CLOSED-END FUNDS

The following table discloses the commencement of operations of each Fund:

Fund Name	Commencement of Operations
PIMCO Global StocksPlus® & Income Fund	05/31/05
PIMCO High Income Fund	04/30/03
PIMCO Dynamic Income Fund	05/30/12

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO (844-337-4626), on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Funds at (844) 33-PIMCO (844-337-4626) and on the Funds’ website at www.pimco.com/investments. Updated portfolio holdings information about a Fund will be available at www.pimco.com/investments approximately 15 calendar days after such Fund’s most recent fiscal quarter end, and will remain accessible until such Fund files a Form N-Q or a shareholder report for the period which includes the date of the information. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2015	9

PIMCO Global StocksPLUS® & Income Fund	Symbol on NYSE - PGP

Allocation Breakdown†

Mortgage-Backed Securities	43.3%
Corporate Bonds & Notes	28.3%
Short-Term Instruments	16.1%
Asset-Backed Securities	6.0%
Bank Loan Obligations	2.4%
Other	3.9%

†	% of Investments, at value as of 03/31/15

Fund Information (as of March 31, 2015)(1)

Market Price	$22.27
NAV	$12.82
Premium/(Discount) to NAV	73.71%
Market Price Distribution Yield (2)	9.88%
NAV Distribution Yield (2)	17.16%
Leverage Ratio (3)	38.49%

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Year	Commencement of Operations (05/31/05)
Market Price	4.05%	14.80%	14.02%
NAV	2.11%	18.53%	12.53%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents leverage outstanding, as a percentage of total managed assets. Leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Leverage”). Total managed assets refer to total assets (including assets attributable to Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Leverage).

10	PIMCO CLOSED-END FUNDS

Portfolio Insights

»	PIMCO Global StocksPLUS® & Income Fund’s primary investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation.

»	The Fund benefited from earning a yield in excess of the money market interest rate cost associated with exposure to equity index futures and total return swaps on equity indexes.

»

An allocation to non-agency mortgage-backed securities (“MBS”) was a major contributor to performance, as the asset class saw price appreciation during the reporting period. An improving U.S. housing market, driven by continued recovery in home prices, as well as favorable demand relative to supply, supported the sector. Holdings of agency MBS also added to returns as these securities benefited from both lower Treasury yields and tighter spreads in this market.

»

The Fund’s exposure to corporate bonds, overall, was positive for performance. Despite spreads widening during the reporting period, the Fund’s allocation to financials helped offset negative contributions from energy securities. The Fund’s exposure to the media/entertainment sector was a drag on performance.

»	Strategies designed to benefit from a steeper yield curve detracted from performance, as the U.S. yield curve flattened during the reporting period.

»	Holdings of U.S. dollar-denominated emerging market corporate bonds from energy-related issuers detracted from performance amid lower energy prices.

»	A defensive option strategy, involving the sale of call options and purchase of puts on S&P 500 futures contracts, hurt performance as U.S. equities rallied during the 12-month reporting period.

»	The Fund’s exposure to the MSCI EAFE index through total return swaps also detracted from absolute returns as non-U.S. stocks declined modestly during the reporting period.

ANNUAL REPORT	MARCH 31, 2015	11

PIMCO High Income Fund	Symbol on NYSE - PHK

Allocation Breakdown†

Corporate Bonds & Notes	39.6%
Mortgage-Backed Securities	21.3%
Municipal Bonds & Notes	12.9%
Short-Term Instruments	12.0%
Asset-Backed Securities	7.1%
Other	7.1%

†	% of Investments, at value as of 03/31/15

Fund Information (as of March 31, 2015)(1)

Market Price	$12.48
NAV	$7.59
Premium/(Discount) to NAV	64.43%
Market Price Distribution Yield (2)	11.72%
NAV Distribution Yield (2)	19.27%
Leverage Ratio (3)	26.43%

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (04/30/03)
Market Price	12.30%	13.39%	13.36%	12.52%
NAV	10.29%	15.98%	11.09%	11.58%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents leverage outstanding, as a percentage of total managed assets. Leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Leverage”). Total managed assets refer to total assets (including assets attributable to Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Leverage).

12	PIMCO CLOSED-END FUNDS

Portfolio Insights

»	PIMCO High Income Fund’s primary investment objective is to seek high current income, with capital appreciation as a secondary objective.

»	The Fund’s long exposure to U.S. interest rates was a major contributor to performance, as intermediate and longer rates declined during the reporting period.

»

An allocation to non-agency mortgage-backed securities (“MBS”) was also a significant contributor to performance as the asset class saw price appreciation during the reporting period. An improving U.S. housing market, driven by continued recovery in home prices, as well as favorable demand relative to supply, supported the sector. Holdings of agency MBS also added to returns as these securities benefited from both lower Treasury yields and tighter spreads in this market.

»

The Fund’s exposure to taxable municipal securities was beneficial to performance. The sector benefited from both an attractive current coupon and increases in bond prices, supported by continued economic recovery in the U.S. and, subsequently, higher tax revenues.

»

An allocation to the banking sector via investments in junior parts of the capital structure was additive to performance, given continued improvement in business fundamentals and broad deleveraging imposed by regulators.

»

The Fund’s exposure to nonfinancial corporate bonds of investment grade and high yield issuers was positive for performance. However, within this category returns were tempered by an allocation to select media/entertainment and transportation securities, as these holdings detracted from performance.

»

An allocation to Russian quasi-sovereign and corporate bonds detracted from performance during the reporting period. Despite a strong rally during the first quarter of 2015, Russian debt sold off in 2014 given the slowdown in the Russian economy due to lower oil prices and the impact of Western sanctions. Exposure to Brazilian external quasi-sovereign and corporate bonds also detracted from performance.

ANNUAL REPORT	MARCH 31, 2015	13

PIMCO Dynamic Income Fund	Symbol on NYSE - PDI

Allocation Breakdown†

Mortgage-Backed Securities	57.2%
Corporate Bonds & Notes	17.2%
Asset-Backed Securities	14.0%
Short-Term Instruments	4.7%
Sovereign Issues	3.2%
Other	3.7%

†	% of Investments, at value as of 03/31/15

Fund Information (as of March 31, 2015)(1)

Market Price	$29.00
NAV	$30.74
Premium/(Discount) to NAV	(5.66%	)
Market Price Distribution Yield (2)	7.90%
NAV Distribution Yield (2)	7.46%
Leverage Ratio (3)	45.60%

Average Annual Total Return for the period ended March 31, 2015
	1 Year	Commencement of Operations (05/30/12)
Market Price	9.04%	17.95%
NAV	8.80%	22.68%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents leverage outstanding, as a percentage of total managed assets. Leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Leverage”). Total managed assets refer to total assets (including assets attributable to Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Leverage).

14	PIMCO CLOSED-END FUNDS

Portfolio Insights

»	PIMCO Dynamic Income Fund’s primary investment objective is to seek current income and capital appreciation as a secondary objective.

»

An allocation to non-agency mortgage-backed securities (“MBS”) was a major contributor to performance, as the asset class saw price appreciation during the reporting period. An improving U.S. housing market, driven by continued recovery in home prices, as well as favorable demand relative to supply, supported the sector. Holdings of agency MBS also added to returns as these securities benefited from both lower Treasury yields and tighter spreads in this market.

»	The Fund’s long exposure to U.S. interest rates contributed to performance, as intermediate and longer rates declined during the reporting period.

»

An allocation to the banking sector via investments in junior parts of the capital structure was additive to performance, given continued improvement in business fundamentals and broad deleveraging imposed by regulators.

»

Despite spreads widening during the reporting period, the Fund’s exposure to corporate bonds was positive for performance given their attractive carry, the rate of interest earned by holding the respective securities.

»

An allocation to Russian quasi-sovereign and corporate bonds detracted from performance during the reporting period. Despite a strong rally during the first quarter of 2015, Russian debt sold off in 2014 given the slowdown in the Russian economy due to lower oil prices and the impact of Western sanctions.

ANNUAL REPORT	MARCH 31, 2015	15

Financial Highlights

Selected Per Common Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Distributions on Preferred Shares from Net Investment Income		Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	Distributions to Common Shareholders from Net Investment Income	Distributions to Common Shareholders from Net Realized Capital Gain
PIMCO Global StocksPLUS® & Income Fund
03/31/2015	$14.72	$1.15	$(0.85)	$0.30	N/A		$0.30	$(2.20)	$0.00
03/31/2014	14.32	1.39	1.21	2.60	N/A		2.60	(2.20)	0.00
03/31/2013	12.57	1.38	2.57	3.95	N/A		3.95	(2.20)	0.00
03/31/2012	14.88	1.61	(1.72)	(0.11)	N/A		(0.11)	(2.20)	0.00
03/31/2011	12.52	1.75	2.81	4.56	N/A		4.56	(2.20)	0.00

PIMCO High Income Fund
03/31/2015	$8.23	$0.94	$(0.12)	$0.82	$(0.00	)^	$0.82	$(1.46)	$0.00
03/31/2014	8.65	0.84	0.20	1.04	(0.00	)^	1.04	(1.35)	0.00
03/31/2013	7.87	0.81	1.43	2.24	(0.00	)^	2.24	(1.42)	0.00
03/31/2012	9.42	0.96	(1.05)	(0.09)	(0.00	)^	(0.09)	(1.39)	0.00
03/31/2011	8.73	1.13	1.03	2.16	(0.01)		2.15	(1.46)	0.00

PIMCO Dynamic Income Fund (Consolidated)
03/31/2015	$32.11	$3.25	$(0.49)	$2.76	N/A		$2.76	$(4.13)	$0.00
03/31/2014	30.69	3.70	1.24	4.94	N/A		4.94	(3.29)	(0.23)
05/30/2012 - 03/31/2013	23.88	2.79	6.50	9.29	N/A		9.29	(2.18)	(0.27)

*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of common shares outstanding during the year or period.
(b)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(c)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(d)	Interest expense primarily relates to participation in borrowing and financing transactions, see Note 5 in the Notes to Financial Statements for more information.

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Tax Basis Return of Capital	Total Distributions to Common Share holders	Offering Cost Charged to Paid in Capital in Excess of Par	Net Asset Value End of Year or Period	Market Price End of Year or Period	Total Investment Return (b)	Net Assets Applicable to Common Share holders (000s)	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Expenses to Average Net Assets Excluding Interest Expense (c)	Ratio of Net Investment Income to Average Net Assets	Preferred Shares Asset Coverage Per Share	Portfolio Turnover Rate

$0.00	$(2.20)	N/A	$12.82	$22.27	4.05%	$134,594	2.30%	1.78%	8.29%	N/A	92%
0.00	(2.20)	N/A	14.72	23.67	19.44	153,393	1.94	1.67	9.62	N/A	197
0.00	(2.20)	N/A	14.32	21.95	21.57	148,170	2.64	2.10	10.75	N/A	33
0.00	(2.20)	N/A	12.57	20.18	(8.00)	128,952	2.71	2.12	12.70	N/A	90
0.00	(2.20)	N/A	14.88	24.48	43.45	150,881	2.81	2.20	13.07	N/A	80

$0.00	$(1.46)	N/A	$7.59	$12.48	12.30%	$949,880	1.18%	1.02%	11.53%	$106,324	58%
(0.11)	(1.46)	N/A	8.23	12.56	15.51	1,021,120	1.14	1.03	10.14	112,424	159
(0.04)	(1.46)	N/A	8.65	12.35	8.53	1,063,863	1.06	1.05	10.00	116,082	70
(0.07)	(1.46)	N/A	7.87	12.84	3.28	960,496	1.16	1.07	11.76	107,233	24
0.00	(1.46)	N/A	9.42	14.01	28.94	1,138,186	1.11	1.04	12.74	122,446	89

$0.00	$(4.13)	N/A	$30.74	$29.00	9.04%	$1,397,987	3.12%	2.12%	9.97%	N/A	10%
0.00	(3.52)	N/A	32.11	30.32	9.62	1,458,961	3.15	2.17	11.90	N/A	18
0.00	(2.45)	$(0.03)	30.69	31.10	35.21	1,393,099	2.91 *	2.04 *	12.04 *	N/A	16

ANNUAL REPORT	MARCH 31, 2015	17

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Global StocksPLUS® & Income Fund	PIMCO High Income Fund
Assets:
Investments, at value
Investments in securities*	$204,525	$1,274,481
Financial Derivative Instruments
Exchange-traded or centrally cleared	934	1,766
Over the counter	958	12,050
Cash	811	526
Deposits with counterparty	14,510	10,275
Foreign currency, at value	49	0
Receivable for investments sold	1,906	34,111
Interest and dividends receivable	1,522	15,256
Other assets	17	45
	225,232	1,348,510

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$84,237	$49,204
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,567	1,052
Over the counter	2,255	10,513
Payable for investments purchased	396	20,452
Deposits from counterparty	0	9,098
Distributions payable to common shareholders	1,925	15,253
Distributions payable to preferred shareholders	0	4
Overdraft due to custodian	0	34
Accrued management fees	202	777
Other liabilities	56	243
	90,638	106,630

Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 11,680 shares issued and outstanding for High Income Fund)	0	292,000

Net Assets Applicable to Common Shareholders	$134,594	$949,880

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$0	$1
Paid in capital in excess of par	231,798	1,671,139
(Overdistributed) net investment income	(3,939)	(32,887)
Accumulated net realized (loss)	(127,182)	(781,893)
Net unrealized appreciation	33,917	93,520
	$134,594	$949,880

Common Shares Issued and Outstanding	10,500	125,154

Net Asset Value Per Common Share	$12.82	$7.59

Cost of Investments in securities	$183,138	$1,222,429
Cost of Foreign Currency Held	$49	$0
Cost or Premiums of Financial Derivative Instruments, net	$(3,237)	$(3,204)

* Includes repurchase agreements of:	$0	$76,248

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statement of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Dynamic Income Fund
Assets:
Investments, at value
Investments in securities*	$2,492,729
Financial Derivative Instruments
Exchange-traded or centrally cleared	124
Over the counter	25,590
Cash	274
Deposits with counterparty	17,864
Foreign currency, at value	1,226
Receivable for investments sold	112,328
Interest and dividends receivable	16,817
Other assets	8
2,666,960

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,171,852
Financial Derivative Instruments
Exchange-traded or centrally cleared	464
Over the counter	12,655
Payable for investments purchased	39,341
Deposits from counterparty	33,242
Distributions payable to common shareholders	8,884
Accrued management fees	2,397
Other liabilities	138
1,268,973

Net Assets Applicable to Common Shareholders	$1,397,987

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$0
Paid in capital in excess of par	1,086,637
Undistributed net investment income	22,795
Accumulated undistributed net realized gain	6,499
Net unrealized appreciation	282,056
$1,397,987

Common Shares Issued and Outstanding	45,479

Net Asset Value Per Common Share	$30.74

Cost of Investments in securities	$2,239,731
Cost of Foreign Currency Held	$1,260
Cost or Premiums of Financial Derivative Instruments, net	$(25,851)

* Includes repurchase agreements of:	$6,800

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2015	19

Statements of Operations

Year Ended March 31, 2015
(Amounts in thousands†)	PIMCO Global StocksPLUS® & Income Fund	PIMCO High Income Fund

Investment Income:
Interest	$15,288	$127,958
Dividends	93	1,540
Total Income	15,381	129,498

Expenses:
Management fees	2,457	9,612
Auction agent fees and commissions	0	334
Trustee fees and related expenses	13	87
Interest expense	759	1,661
Auction rate preferred shares related expenses	0	11
Operating expenses pre-transition (a)
Custodian and accounting agent	33	114
Audit and tax services	21	30
Shareholder communications	26	90
New York Stock Exchange listing	13	62
Transfer agent	11	11
Legal	2	15
Insurance	4	3
Other expenses	3	0
Total Expenses	3,342	12,030

Net Investment Income	12,039	117,468

Net Realized Gain (Loss):
Investments in securities	5,838	52,437
Exchange-traded or centrally cleared financial derivative instruments	(26,844)	(116,469)
Over the counter financial derivative instruments	1,239	35,308
Foreign currency	(200)	(1,138)
Net Realized (Loss)	(19,967)	(29,862)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(7,628)	(27,718)
Exchange-traded or centrally cleared financial derivative instruments	17,929	38,997
Over the counter financial derivative instruments	(167)	(634)
Foreign currency assets and liabilities	326	221
Net Change in Unrealized Appreciation	10,460	10,866
Net (Loss)	(9,507)	(18,996)

Net Increase in Net Assets Resulting from Operations	2,532	98,472

Distributions on Preferred Shares from Net Investment Income	0	(356)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$2,532	$98,116

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	These expenses were incurred by the Fund prior to the close of business on September 5, 2014. Subsequent to the close of business on September 5, 2014, any such operating expenses are borne by PIMCO.

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statement of Operations

Year Ended March 31, 2015
(Amounts in thousands)	PIMCO Dynamic Income Fund

Investment Income:
Interest	$192,003
Dividends	1,635
Total Income	193,638

Expenses:
Management fees	30,881
Trustee fees and related expenses	82
Interest expense	14,742
Operating expenses pre-transition (a)
Custodian and accounting agent	189
Audit and tax services	36
Shareholder communications	48
New York Stock Exchange listing	22
Transfer agent	11
Legal	30
Insurance	30
Other expenses	3
Total Expenses	46,074

Net Investment Income	147,564

Net Realized Gain (Loss):
Investments in securities	59,080
Exchange-traded or centrally cleared financial derivative instruments	(9,188)
Over the counter financial derivative instruments	43,219
Foreign currency	(16,220)
Net Realized Gain	76,891

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(92,447)
Exchange-traded or centrally cleared financial derivative instruments	(39,067)
Over the counter financial derivative instruments	28,389
Foreign currency assets and liabilities	4,083
Net Change in Unrealized (Depreciation)	(99,042)
Net (Loss)	(22,151)

Net Increase in Net Assets Resulting from Operations	125,413

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$125,413

(a)	These expenses were incurred by the Fund prior to the close of business on September 5, 2014. Subsequent to the close of business on September 5, 2014, any such operating expenses are borne by PIMCO.

ANNUAL REPORT	MARCH 31, 2015	21

Statements of Changes in Net Assets

	PIMCO Global StocksPLUS® & Income Fund		PIMCO High Income Fund
(Amounts in thousands†)	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$12,039	$14,425	$117,468	$103,264
Net realized gain (loss)	(19,967)	25,860	(29,862)	104,341
Net change in unrealized appreciation (depreciation)	10,460	(13,870)	10,866	(81,613)
Net increase in net assets resulting from operations	2,532	26,415	98,472	125,992
Distributions on Preferred Shares from Net Investment Income	0	0	(356)	(286)
Net increase in net assets applicable to common shareholders resulting from operations	2,532	26,415	98,116	125,706

Distributions to Common Shareholders:
From net investment income	(23,021)	(22,853)	(182,280)	(167,013)
Tax basis return of capital	0	0	0	(13,720)

Total Distributions to Common Shareholders	(23,021)	(22,853)	(182,280)	(180,733)

Common Share Transactions**:
Issued as reinvestment of distributions	1,690	1,661	12,924	12,285

Total Increase (Decrease) in Net Assets	(18,799)	5,223	(71,240)	(42,742)

Net Assets Applicable to Common Shareholders:
Beginning of year	153,393	148,170	1,021,120	1,063,862
End of year*	$134,594	$153,393	$949,880	$1,021,120

* Including (overdistributed) net investment income of:	$(3,939)	$(4,237)	$(32,887)	$(31,891)

** Common Share Transactions:
Share issued as reinvestment of distributions	78	78	1,088	1,076

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO Dynamic Income Fund
(Amounts in thousands†)	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$147,564	$167,667
Net realized gain (loss)	76,891	(42,257)
Net change in unrealized appreciation (depreciation)	(99,042)	98,805
Net increase in net assets resulting from operations	125,413	224,215
Net increase in net assets applicable to common shareholders resulting from operations	125,413	224,215

Distributions to Common Shareholders:
From net investment income	(187,696)	(149,127)
From net realized capital gains	0	(10,615)

Total Distributions to Common Shareholders	(187,696)	(159,742)

Common Share Transactions**:
Issued as reinvestment of distributions	1,309	1,389

Total Increase (Decrease) in Net Assets	(60,974)	65,862

Net Assets Applicable to Common Shareholders:
Beginning of year	1,458,961	1,393,099
End of year*	$1,397,987	$1,458,961

* Including undistributed net investment income of:	$22,795	$8,478

** Common Share Transactions:
Share issued as reinvestment of distributions	41	45

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2015	23

Statements of Cash Flows

Year Ended March 31, 2015 (Amounts in thousands)	PIMCO Global StocksPLUS® & Income Fund	PIMCO High Income Fund
Cash flows provided by operating activities:

Net increase in net assets resulting from operations	$2,532	$98,472

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(185,635)	(904,263)
Proceeds from sales of long-term securities	232,064	1,401,503
Purchases of short-term portfolio investments, net	(20,927)	(144,109)
(Increase) decrease in deposits with counterparty	2,172	(1,137)
Decrease in receivable for investments sold	11,651	148,365
Decrease in interest and dividends receivable	357	8,226
(Increase) in exchange-traded or centrally cleared derivatives	(8,135)	(78,034)
Decrease in over the counter derivatives	13,009	33,196
Decrease in other assets	6	72
(Decrease) in payable for investments purchased	(26,291)	(68,226)
(Decrease) in deposits from counterparty	(11,140)	(2,107)
Increase (decrease) in accrued management fees	6	(1)
Payments on currency transactions	(197)	(1,323)
Increase (decrease) in other liabilities	(13)	16
Net Realized (Gain) Loss
Investments in securities	(5,838)	(52,437)
Exchange-traded or centrally cleared financial derivative instruments	26,844	116,469
Over the counter financial derivative instruments	(1,239)	(35,308)
Foreign currency	200	1,138
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	7,628	27,718
Exchange-traded or centrally cleared financial derivative instruments	(17,929)	(38,997)
Over the counter financial derivative instruments	167	634
Foreign currency assets and liabilities	(326)	(221)
Net amortization (accretion) on investments	506	49,797
Net cash provided by operating activities	19,472	559,443

Cash flows (used for) financing activities:
(Decrease) in overdraft due to custodian	(2)	(751)
Cash dividend paid*	(21,317)	(169,579)
Proceeds from reverse repurchase agreements	469,223	3,115,777
Payments on reverse repurchase agreements	(468,255)	(3,504,778)
Net cash (used for) financing activities	(20,351)	(559,331)
Net Increase (Decrease) in Cash and Foreign Currency	(879)	112

Cash and Foreign Currency:
Beginning of year	1,739	414
End of year	$860	$526

* Reinvestment of distributions	$1,690	$12,924

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$707	$1,740

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statement of Cash Flows

Year Ended March 31, 2015 (Amounts in thousands)	PIMCO Dynamic Income Fund
Cash flows provided by operating activities:

Net increase in net assets resulting from operations	$125,413

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(260,796)
Proceeds from sales of long-term securities	438,405
Purchases of short-term portfolio investments, net	(15,505)
(Increase) in deposits with counterparty	(9,976)
(Increase) in receivable for investments sold	(10,485)
Decrease in interest and dividends receivable	2,310
(Increase) in exchange-traded or centrally cleared derivatives	(47,387)
Decrease in over the counter derivatives	29,185
Decrease in other assets	37
Increase in payable for investments purchased	37,165
Increase in deposits from counterparty	21,957
(Decrease) in accrued management fees	(251)
Payments on currency transactions	(23,287)
(Decrease) in other liabilities	(34)
Net Realized (Gain) Loss
Investments in securities	(59,080)
Exchange-traded or centrally cleared financial derivative instruments	9,188
Over the counter financial derivative instruments	(43,219)
Foreign currency	16,220
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	92,447
Exchange-traded or centrally cleared financial derivative instruments	39,067
Over the counter financial derivative instruments	(28,389)
Foreign currency assets and liabilities	(4,083)
Net amortization (accretion) on investments	(11,361)
Net cash provided by operating activities	297,541

Cash flows (used for) financing activities:
Cash dividend paid*	(186,182)
Proceeds from reverse repurchase agreements	5,197,686
Payments on reverse repurchase agreements	(5,320,883)
Proceeds from deposits from counterparty	25,599
Payments on deposits from counterparty	(15,904)
Net cash (used for) financing activities	(299,684)
Net (Decrease) in Cash and Foreign Currency	(2,143)

Cash and Foreign Currency:
Beginning of year	3,643
End of year	$1,500

* Reinvestment of distributions	$1,309

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$14,277

ANNUAL REPORT	MARCH 31, 2015	25

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 152.0%

BANK LOAN OBLIGATIONS 3.6%
Clear Channel Communications, Inc.
6.928% due 01/30/2019		$200	$191
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		3,783	3,803
OGX
TBD% - 10.000% due 04/10/2015		133	103
Sequa Corp.
5.250% due 06/19/2017		197	184
Stockbridge SBE Holdings LLC
13.000% due 05/02/2017		600	554

Total Bank Loan Obligations (Cost $4,889)			4,835

CORPORATE BONDS & NOTES 43.0%

BANKING & FINANCE 25.7%
AGFC Capital Trust
6.000% due 01/15/2067 (g)		1,000	755
American Express Co.
4.900% due 03/15/2020 (e)		100	102
American International Group, Inc.
5.600% due 10/18/2016 (g)		4,565	4,868
Barclays Bank PLC
14.000% due 06/15/2019 (e)	GBP	100	200
Blackstone CQP Holdco LP
9.296% due 03/18/2019		$4,476	4,628
BPCE S.A.
9.250% due 04/22/2015 (e)	EUR	150	162
Cantor Fitzgerald LP
7.875% due 10/15/2019 (g)		$500	546
ERB Hellas PLC
4.250% due 06/26/2018	EUR	200	138
Exeter Finance Corp.
9.750% due 05/20/2019		$900	904
Ford Motor Credit Co. LLC
8.000% due 12/15/2016 (g)		3,850	4,268
Jefferies Finance LLC
7.500% due 04/15/2021 (g)		767	743
Jefferies LoanCore LLC
6.875% due 06/01/2020 (g)		800	746
KGH Intermediate Holdco LLC
8.500% due 08/07/2019 (f)		1,416	1,336
8.500% due 08/08/2019 (f)		472	445
LBG Capital PLC
7.588% due 05/12/2020	GBP	500	773
15.000% due 12/21/2019 (g)		800	1,677
Millennium Offshore Services Superholdings LLC
9.500% due 02/15/2018 (g)		$1,000	903

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Navient Corp.
8.000% due 03/25/2020 (g)		$1,000	$1,115
8.450% due 06/15/2018 (g)		970	1,079
Novo Banco S.A.
4.750% due 01/15/2018	EUR	100	110
5.875% due 11/09/2015		500	543
OneMain Financial Holdings, Inc.
7.250% due 12/15/2021 (g)		$1,271	1,322
Pinnacol Assurance
8.625% due 06/25/2034 (f)		1,100	1,183
Rabobank Group
6.875% due 03/19/2020 (g)	EUR	1,000	1,318
11.000% due 06/30/2019 (e)(g)		$1,135	1,464
Springleaf Finance Corp.
6.500% due 09/15/2017 (g)		900	952
6.900% due 12/15/2017 (g)		200	213
TIG FINCO PLC
8.205% due 03/02/2020 (b)	GBP	132	188
Toll Road Investors Partnership LP
0.000% due 02/15/2045		$1,010	207
Towergate Finance PLC
6.063% due 02/15/2018 ^	GBP	500	727
8.500% due 02/15/2018 ^		640	930

			34,545

INDUSTRIALS 14.8%
Aeropuertos Dominicanos Siglo S.A.
9.750% due 11/13/2019 (g)		$400	387
Ancestry.com Holdings LLC (9.625% Cash or 10.375% PIK)
9.625% due 10/15/2018 (c)(g)		184	186
Armored Autogroup, Inc.
9.250% due 11/01/2018		60	62
Berau Coal Energy Tbk PT
7.250% due 03/13/2017		200	132
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (c)(g)		1,308	1,086
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^(g)		3,667	2,750
9.000% due 02/15/2020 ^(g)		183	136
Carolina Beverage Group LLC
10.625% due 08/01/2018 (g)		261	257
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^		470	14
CVS Pass-Through Trust
5.880% due 01/10/2028		556	643
Enterprise Inns PLC
6.875% due 05/09/2025	GBP	10	15
Forbes Energy Services Ltd.
9.000% due 06/15/2019		$292	200

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GCI, Inc.
6.750% due 06/01/2021 (g)	$1,311	$1,332
Global Geophysical Services, Inc.
10.500% due 05/01/2017 ^	357	4
iHeartCommunications, Inc.
9.000% due 03/01/2021 (g)	690	663
9.000% due 09/15/2022 (g)	1,000	960
Ineos Finance PLC
7.500% due 05/01/2020 (g)	600	635
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019	1,250	1,147
Millar Western Forest Products Ltd.
8.500% due 04/01/2021	30	31
Mongolian Mining Corp.
8.875% due 03/29/2017	300	212
Numericable SFR S.A.S.
6.250% due 05/15/2024 (g)	1,900	1,926
OGX Austria GmbH
8.375% due 04/01/2022 ^	2,050	11
8.500% due 06/01/2018 ^	1,400	8
Rockies Express Pipeline LLC
6.875% due 04/15/2040	71	78
Scientific Games International, Inc.
10.000% due 12/01/2022 (g)	900	848
Sequa Corp.
7.000% due 12/15/2017	1,076	866
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017 (g)	500	521
Tembec Industries, Inc.
9.000% due 12/15/2019 (g)	600	611
Trinseo Materials Operating S.C.A.
8.750% due 02/01/2019	680	721
UAL Pass-Through Trust
6.636% due 01/02/2024 (g)	1,586	1,712
10.400% due 05/01/2018 (g)	319	348
Westmoreland Coal Co.
8.750% due 01/01/2022 (g)	1,415	1,429

		19,931

UTILITIES 2.5%
Dynegy Finance, Inc.
6.750% due 11/01/2019	60	62
Illinois Power Generating Co.
6.300% due 04/01/2020	480	418
7.950% due 06/01/2032 (g)	800	696
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021 (g)	850	737
Petrobras Global Finance BV
6.750% due 01/27/2041	520	463
6.875% due 01/20/2040	520	475
7.875% due 03/15/2019	440	450

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sierra Hamilton LLC
12.250% due 12/15/2018	$100	$78

		3,379

Total Corporate Bonds & Notes (Cost $59,620)		57,855

MUNICIPAL BONDS & NOTES 1.1%

WEST VIRGINIA 1.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,745	1,527

Total Municipal Bonds & Notes (Cost $1,644)		1,527

U.S. GOVERNMENT AGENCIES 2.8%
Fannie Mae
5.876% due 03/25/2037 (a)(g)	812	136
5.976% due 11/25/2039 (a)(g)	711	89
6.126% due 01/25/2038 (a)(g)	1,075	147
6.206% due 03/25/2037 (a)(g)	824	129
6.226% due 12/25/2037 (a)(g)	1,218	130
6.236% due 06/25/2037 (a)(g)	336	39
6.266% due 04/25/2037 (a)(g)	732	133
6.276% due 04/25/2037 (a)(g)	1,682	304
6.426% due 11/25/2035 (a)(g)	318	54
6.626% due 11/25/2036 (a)(g)	3,724	769
7.000% due 12/25/2023 (g)	179	211
7.026% due 02/25/2037 (a)(g)	715	108
7.500% due 06/01/2032	47	50
7.800% due 06/25/2026	5	5
9.753% due 12/25/2042	111	129
13.957% due 08/25/2022 (g)	239	315
Freddie Mac
0.747% due 10/25/2020 (a)(g)	10,793	373
6.266% due 03/15/2037 (a)(g)	1,258	179
6.396% due 09/15/2036 (a)(g)	813	115
6.406% due 09/15/2036 (a)(g)	1,744	353
7.000% due 08/15/2023	10	11

Total U.S. Government Agencies (Cost $3,676)		3,779

U.S. TREASURY OBLIGATIONS 0.8%
U.S. Treasury Notes
1.500% due 08/31/2018 (i)	1,000	1,015

Total U.S. Treasury Obligations (Cost $1,001)		1,015

MORTGAGE-BACKED SECURITIES 65.8%
Banc of America Alternative Loan Trust
16.558% due 09/25/2035 ^(g)	3,091	3,874

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	27

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Funding Trust
2.622% due 03/20/2036		$1,126	$1,038
2.669% due 12/20/2034		706	595
5.846% due 01/25/2037 ^		403	326
Banc of America Mortgage Trust
6.000% due 07/25/2046 ^		5	5
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.754% due 03/11/2041 (g)		2,000	2,241
BCAP LLC Trust
6.250% due 11/26/2036		756	777
BCRR Trust
5.858% due 07/17/2040 (g)		3,000	3,244
Bear Stearns Adjustable Rate Mortgage Trust
2.641% due 03/25/2035		309	302
2.657% due 07/25/2036 ^		526	441
2.797% due 02/25/2034		728	714
Bear Stearns ALT-A Trust
2.519% due 04/25/2035		367	304
2.589% due 11/25/2035 ^		175	136
2.651% due 09/25/2035		283	244
Bear Stearns Asset-Backed Securities Trust
22.922% due 03/25/2036 ^(g)		2,290	2,766
Bear Stearns Commercial Mortgage Securities Trust
5.521% due 02/11/2041		1,000	1,003
Bear Stearns Structured Products, Inc. Trust
2.514% due 01/26/2036 (g)		1,396	1,142
3.068% due 12/26/2046		475	376
BRAD Resecuritization Trust
2.177% due 03/12/2021		2,232	183
6.550% due 03/12/2021		417	414
CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^		877	748
Celtic Residential Irish Mortgage Securitisation PLC
0.229% due 11/13/2047 (g)	EUR	2,329	2,386
0.824% due 12/14/2048	GBP	2,046	2,872
Charlotte Gateway Village LLC
6.410% due 12/01/2016		$429	444
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.474% due 08/25/2035		215	199
0.514% due 10/25/2034		15	14
Citigroup Mortgage Loan Trust, Inc.
2.769% due 03/25/2037 ^(g)		745	585
Commercial Mortgage Trust
0.133% due 10/10/2046 (a)(g)		77,000	932
5.921% due 07/10/2046		760	850
Countrywide Alternative Loan Trust
0.386% due 05/20/2046 (g)		1,316	934
0.414% due 12/25/2046 ^		166	106
0.504% due 10/25/2035 (g)		1,465	1,172

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.524% due 05/25/2036 ^(g)	$2,671	$1,611
2.587% due 02/25/2037 ^	390	347
5.141% due 10/25/2035 ^	320	274
5.500% due 08/25/2034 (g)	796	797
5.500% due 02/25/2036 ^	45	42
5.500% due 03/25/2036 ^(g)	816	701
6.000% due 05/25/2037 ^(g)	994	829
6.250% due 09/25/2034	124	128
6.976% due 07/25/2036 (a)	1,879	640
19.322% due 07/25/2035 (g)	1,794	2,426
Countrywide Home Loan Mortgage Pass-Through Trust
0.414% due 03/25/2036	290	247
0.494% due 03/25/2035 (g)	1,730	1,661
0.564% due 02/25/2035	198	153
2.313% due 02/20/2036 ^	1,970	732
2.394% due 10/20/2035 ^	382	343
2.447% due 10/20/2035 ^	239	191
2.590% due 08/25/2034	434	400
2.917% due 03/25/2037 ^	511	420
5.026% due 10/20/2035	803	727
5.500% due 08/25/2035 ^	62	59
Credit Suisse Commercial Mortgage Trust
5.971% due 02/15/2041 (g)	2,000	2,193
Credit Suisse Mortgage Capital Certificates
5.467% due 09/16/2039 (g)	900	939
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 11/25/2036	341	333
First Horizon Alternative Mortgage Securities Trust
2.179% due 11/25/2036 ^	704	527
First Horizon Mortgage Pass-Through Trust
2.576% due 01/25/2037 ^(g)	1,475	1,290
GE Capital Commercial Mortgage Corp.
5.612% due 05/10/2043 (g)	1,000	1,000
GMAC Mortgage Corp. Loan Trust
3.277% due 06/25/2034	164	159
GS Mortgage Securities Trust
6.038% due 08/10/2043 (g)	730	809
GSR Mortgage Loan Trust
2.650% due 05/25/2035	254	232
2.685% due 04/25/2035	467	456
5.500% due 06/25/2036 ^	178	167
HarborView Mortgage Loan Trust
0.478% due 04/19/2034	35	32
2.138% due 11/19/2034	157	121
2.694% due 02/25/2036 ^	70	59
4.449% due 06/19/2036 ^	624	442
4.802% due 08/19/2036 ^	39	35
HSI Asset Loan Obligation Trust
2.557% due 01/25/2037 ^	659	531
IndyMac Mortgage Loan Trust
0.444% due 06/25/2037 ^(g)	2,085	1,346

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.454% due 03/25/2035	$61	$54
2.422% due 06/25/2037 ^	855	566
JPMBB Commercial Mortgage Securities Trust
0.155% due 11/15/2045 (a)(g)	76,047	1,620
JPMorgan Chase Commercial Mortgage Securities Corp.
5.600% due 05/15/2041 (g)	1,500	1,550
JPMorgan Mortgage Trust
2.571% due 04/25/2037 ^(g)	1,426	1,140
2.611% due 05/25/2036 ^	429	384
5.500% due 01/25/2036 ^	114	109
5.500% due 06/25/2037 ^	95	93
Luminent Mortgage Trust
0.344% due 12/25/2036 (g)	1,053	845
0.374% due 10/25/2046 (g)	991	844
MASTR Adjustable Rate Mortgages Trust
2.521% due 11/25/2035 ^	1,220	949
3.021% due 10/25/2034	334	296
Merrill Lynch Alternative Note Asset Trust
0.244% due 01/25/2037	340	163
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048 (g)	934	988
Morgan Stanley Capital Trust
5.379% due 08/13/2042	100	99
5.569% due 12/15/2044 (g)	1,415	1,515
Opteum Mortgage Acceptance Corp. Trust
0.444% due 07/25/2036	403	280
Prime Mortgage Trust
6.376% due 11/25/2036 (a)	8,547	1,078
Provident Funding Mortgage Loan Trust
2.460% due 10/25/2035	165	165
RBSSP Resecuritization Trust
5.000% due 09/26/2036 (g)	2,481	1,638
Residential Accredit Loans, Inc. Trust
3.095% due 12/26/2034	488	407
3.741% due 01/25/2036 ^(g)	1,287	1,044
6.000% due 09/25/2035	668	529
6.000% due 08/25/2036 ^	486	402
Residential Asset Mortgage Products Trust
7.500% due 12/25/2031	128	134
Royal Bank of Scotland Capital Funding Trust
6.068% due 02/17/2051 (g)	3,000	3,030
Structured Adjustable Rate Mortgage Loan Trust
1.537% due 05/25/2035 (g)	3,205	2,273
2.557% due 09/25/2036 ^	469	302
2.627% due 09/25/2035	143	122
4.524% due 11/25/2036 ^	400	364
4.643% due 04/25/2036 ^	701	530
5.008% due 01/25/2036 ^	619	455
Structured Asset Mortgage Investments Trust
0.404% due 02/25/2036	573	469
0.454% due 02/25/2036	487	394

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Suntrust Adjustable Rate Mortgage Loan Trust
2.614% due 01/25/2037 ^	$233	$223
Wachovia Bank Commercial Mortgage Trust
4.982% due 02/15/2035	4	4
5.191% due 01/15/2041 (g)	1,500	1,546
5.964% due 02/15/2051 (g)	2,500	2,732
WaMu Commercial Mortgage Securities Trust
5.673% due 03/23/2045 (g)	1,000	1,040
WaMu Mortgage Pass-Through Certificates
0.464% due 07/25/2045	174	164
WaMu Mortgage Pass-Through Certificates Trust
0.858% due 01/25/2047	161	147
2.194% due 12/25/2036 ^	740	668
2.364% due 02/25/2037 ^	616	544
4.477% due 04/25/2037 ^	34	0
4.529% due 07/25/2037 ^	214	199
Washington Mutual Mortgage Pass-Through Certificates Trust
0.898% due 04/25/2047 ^	1,881	296
Wells Fargo Mortgage-Backed Securities Trust
6.000% due 03/25/2037 ^	577	564
Wells Fargo-RBS Commercial Mortgage Trust
0.338% due 12/15/2046 (a)	30,000	823

Total Mortgage-Backed Securities (Cost $68,022)		88,547

ASSET-BACKED SECURITIES 9.1%
Bayview Financial Asset Trust
1.124% due 12/25/2039	252	243
Bear Stearns Asset-Backed Securities Trust
6.500% due 08/25/2036 ^	825	560
Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030	1,455	848
Carrington Mortgage Loan Trust
0.324% due 08/25/2036	100	62
Centex Home Equity Loan Trust
0.624% due 06/25/2035	236	200
Citigroup Mortgage Loan Trust, Inc.
0.334% due 01/25/2037	262	162
5.972% due 01/25/2037	813	579
Conseco Finance Securitizations Corp.
7.960% due 05/01/2031	467	362
Countrywide Asset-Backed Certificates
0.321% due 01/25/2037	183	174
0.724% due 09/25/2034	134	128
EMC Mortgage Loan Trust
1.114% due 05/25/2039	681	654
Lehman XS Trust
5.146% due 05/25/2037 ^	438	491
5.420% due 11/25/2035 ^	441	449

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	29

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASTR Asset-Backed Securities Trust
5.233% due 11/25/2035		$225	$228
Morgan Stanley ABS Capital, Inc. Trust
0.234% due 05/25/2037		165	117
Residential Asset Mortgage Products Trust
0.854% due 03/25/2033		71	64
5.572% due 06/25/2032		102	102
Soundview Home Loan Trust
0.234% due 11/25/2036		224	88
South Coast Funding Ltd.
0.516% due 01/06/2041		16,841	5,643
Structured Asset Securities Corp. Mortgage Loan Trust
0.321% due 05/25/2036		492	474
0.474% due 06/25/2035		641	566
Washington Mutual Asset-Backed Certificates Trust
0.231% due 10/25/2036		127	66

Total Asset-Backed Securities (Cost $9,648)			12,260

SOVEREIGN ISSUES 0.5%
Costa Rica Government International Bond
7.000% due 04/04/2044 (g)		300	306
Republic of Greece Government Bond
3.000% due 02/24/2023	EUR	33	20
3.000% due 02/24/2024 (g)		33	20
3.000% due 02/24/2025		33	19
3.000% due 02/24/2026		33	18
3.000% due 02/24/2027		33	18
3.000% due 02/24/2028		33	18
3.000% due 02/24/2029		33	18
3.000% due 02/24/2030		33	18
3.000% due 02/24/2031		33	18
3.000% due 02/24/2032		33	17
3.000% due 02/24/2033		33	17
3.000% due 02/24/2034		33	17
3.000% due 02/24/2035		33	17
3.000% due 02/24/2036		33	17
3.000% due 02/24/2037		33	17
3.000% due 02/24/2038		33	17
3.000% due 02/24/2039		33	17
3.000% due 02/24/2040		33	17
3.000% due 02/24/2041		33	17
3.000% due 02/24/2042		33	18
4.750% due 04/17/2019		100	72

Total Sovereign Issues (Cost $786)			733

	SHARES	MARKET VALUE (000S)
WARRANTS 0.0%

INDUSTRIALS 0.0%
Global Geophysical Services, Inc. - Exp. 05/01/2049	1,552	$15

Total Warrants (Cost $15)		15

PREFERRED SECURITIES 0.8%

BANKING & FINANCE 0.3%
AgriBank FCB
6.875% due 01/01/2024 (e)	4,000	420

UTILITIES 0.5%
Entergy Arkansas, Inc.
4.750% due 06/01/2063	20,550	491
Entergy Louisiana LLC
4.700% due 06/01/2063	4,725	113

		604

Total Preferred Securities (Cost $902)		1,024

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 24.5%

SHORT-TERM NOTES 9.1%
Fannie Mae
0.080% due 06/03/2015	$1,500	1,500
0.140% due 06/01/2015	100	100
Federal Home Loan Bank
0.045% due 04/24/2015	300	300
0.065% due 05/22/2015 - 05/29/2015	1,800	1,800
0.070% due 05/21/2015	3,900	3,899
0.073% due 05/22/2015	2,700	2,700
0.080% due 06/15/2015	600	600
Freddie Mac
0.070% due 04/01/2015 - 04/09/2015	1,300	1,300

		12,199

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 15.4%
0.050% due 04/02/2015 - 06/25/2015 (d)(i)(k)	$20,737	$20,736

Total Short-Term Instruments (Cost $32,935)		32,935

Total Investments in Securities (Cost $183,138)		204,525

Total Investments 152.0% (Cost $183,138)		$204,525

Financial Derivative Instruments (h)(j) (1.4%) (Cost or Premiums, net $(3,237))		(1,930)

Other Assets and Liabilities, net (50.6%)		(68,001)

Net Assets Applicable to Common Shareholders 100.0%		$134,594

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS, SHARES, AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind bond security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC	8.500%	08/07/2019	08/07/2014	$1,382	$1,336	0.99%
KGH Intermediate Holdco LLC	8.500%	08/08/2019	08/07/2014	472	445	0.33%
Pinnacol Assurance	8.625%	06/25/2034	06/23/2014	1,100	1,183	0.88%

				$2,954	$2,964	2.20%

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	31

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
BCY	0.100%	01/22/2015	01/21/2017	$	(2,513)	$ (2,514)
	0.600%	01/22/2015	04/22/2015		(1,183)	(1,184)
	0.857%	01/22/2015	04/22/2015		(1,709)	(1,712)
	0.860%	03/04/2015	06/05/2015		(918)	(919)
	0.900%	01/22/2015	04/22/2015		(343)	(344)
	0.900%	02/23/2015	05/27/2015		(1,557)	(1,558)
	0.900%	03/16/2015	06/16/2015		(688)	(688)
	0.900%	03/18/2015	06/19/2015		(649)	(649)
	1.606%	01/28/2015	04/28/2015		(992)	(995)
	1.606%	02/12/2015	05/14/2015		(2,463)	(2,468)
	1.607%	01/22/2015	04/22/2015		(3,237)	(3,247)
	1.619%	03/27/2015	06/26/2015		(1,864)	(1,864)
BOS	1.989%	12/09/2014	06/09/2015		(2,481)	(2,497)
	2.256%	03/19/2015	09/21/2015		(1,500)	(1,501)
BPG	1.771%	03/23/2015	03/22/2016		(1,254)	(1,255)
BRC	0.450%	01/19/2015	04/20/2015	EUR	(1,246)	(1,341)
	0.750%	02/03/2015	05/04/2015	$	(257)	(257)
DEU	0.800%	01/08/2015	04/08/2015		(667)	(668)
	0.800%	01/14/2015	04/14/2015		(811)	(812)
	0.800%	01/29/2015	04/29/2015		(843)	(844)
	0.800%	03/10/2015	04/09/2015		(354)	(354)
	0.800%	03/13/2015	06/16/2015		(3,932)	(3,934)
	0.800%	03/17/2015	06/17/2015		(568)	(568)
	0.800%	04/01/2015	04/07/2015		(1,097)	(1,097)
FOB	1.619%	03/13/2015	04/28/2015		(992)	(993)
	1.619%	03/13/2015	05/14/2015		(1,404)	(1,405)
JPS	0.952%	02/06/2015	05/07/2015		(1,983)	(1,986)
	1.271%	03/13/2015	06/16/2015		(1,304)	(1,305)
MSC	1.050%	03/20/2015	06/22/2015		(885)	(885)
	1.100%	03/18/2015	06/19/2015		(1,131)	(1,132)
	1.150%	02/06/2015	05/07/2015		(2,783)	(2,788)
	1.150%	03/18/2015	06/19/2015		(1,364)	(1,365)
MYI	(10.000%)	03/30/2015	12/31/2015	EUR	(15)	(17)
RBC	0.740%	10/29/2014	04/29/2015	$	(1,027)	(1,030)
RDR	0.420%	01/28/2015	04/29/2015		(1,126)	(1,127)
	0.420%	03/04/2015	06/04/2015		(3,009)	(3,010)
	1.020%	11/24/2014	05/26/2015		(3,491)	(3,504)
	1.330%	10/07/2014	04/07/2015		(645)	(649)
	1.360%	01/02/2015	07/02/2015		(1,685)	(1,691)
	1.360%	01/14/2015	07/14/2015		(1,279)	(1,283)
	1.400%	03/30/2015	10/01/2015		(747)	(747)
SAL	0.958%	02/17/2015	05/18/2015		(646)	(647)
	1.003%	01/16/2015	04/15/2015		(1,566)	(1,569)
SOG	0.690%	01/22/2015	04/21/2015		(577)	(578)
	0.720%	03/16/2015	06/16/2015		(877)	(877)
	0.730%	01/22/2015	04/21/2015		(628)	(629)
UBS	0.450%	03/09/2015	06/10/2015		(4,738)	(4,739)
	0.750%	11/24/2014	05/26/2015		(1,037)	(1,040)
	0.750%	03/18/2015	09/18/2015		(1,392)	(1,392)
	0.850%	03/09/2015	05/11/2015	GBP	(1,008)	(1,496)
	0.850%	03/18/2015	04/06/2015	$	(87)	(87)
	0.850%	03/18/2015	09/18/2015		(1,958)	(1,959)
	0.900%	03/18/2015	09/18/2015		(2,962)	(2,963)
	1.270%	01/16/2015	04/16/2015	EUR	(1,783)	(1,922)

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
	1.710%	03/24/2015	01/04/2016	$	(3,882)	$ (3,883)
	1.740%	03/24/2015	01/04/2016		(2,268)	(2,269)

Total Reverse Repurchase Agreements						$ (84,237)

(1)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $84,813 at a weighted average interest rate of 0.833%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged as of March 31, 2015:

(g)	Securities with an aggregate market value of $100,386 and cash of $403 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
BCY	$0	$(18,142)	$0	$0	$(18,142)	$22,381	$4,239
BOS	0	(3,998)	0	0	(3,998)	5,809	1,811
BPG	0	(1,255)	0	0	(1,255)	1,661	406
BRC	0	(1,598)	0	0	(1,598)	1,624	26
DEU	0	(8,277)	0	0	(8,277)	9,160	883
FOB	0	(2,398)	0	0	(2,398)	3,788	1,390
JPS	0	(3,291)	0	0	(3,291)	3,743	452
MSC	0	(6,170)	0	0	(6,170)	7,418	1,248
MYI	0	(17)	0	0	(17)	16	(1)
RBC	0	(1,030)	0	0	(1,030)	1,115	85
RDR	0	(12,011)	0	0	(12,011)	13,971	1,960
SAL	0	(2,216)	0	0	(2,216)	2,681	465
SOG	0	(2,084)	0	0	(2,084)	2,250	166
UBS	0	(21,750)	0	0	(21,750)	25,171	3,421

Total Borrowings and Other Financing Transactions	$0	$(84,237)	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME S&P 500 Index April Futures	$1,975.000	04/17/2015	111	$195	$153

Total Purchased Options				$195	$153

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	33

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CME S&P 500 Index April Futures	$2,080.000	04/17/2015	111	$(832)	$(397)

Total Written Options				$(832)	$(397)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Long	06/2015	12	$(3)	$0	$(425)
S&P 500 Index June Futures	Long	06/2015	115	(160)	0	(9)

Total Futures Contracts				$(163)	$0	$(434)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	06/19/2024	CAD	4,900	$549	$322	$0	$(6)
Receive	3-Month CAD-Bank Bill	3.500%	06/20/2044		2,100	(419)	(344)	8	0
Pay	3-Month USD-LIBOR	2.750%	06/19/2023	$	345,000	25,006	22,157	731	0
Pay	3-Month USD-LIBOR	3.000%	06/18/2024		19,700	1,893	859	42	0
Receive	3-Month USD-LIBOR	2.750%	06/17/2025		350,500	(21,504)	(12,324)	0	(730)

						$5,525	$10,670	$781	$(736)

Total Swap Agreements						$5,525	$10,670	$781	$(736)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(i)	Securities with an aggregate market value of $17,829 and cash of $14,107 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$153	$0	$781	$934	$(397)	$(434)	$(736)	$(1,567)

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

March 31, 2015

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2015		SGD	57	$		42	$ 1	$0
	04/2015	$		1,470		GBP	990	0	(1)
	05/2015		GBP	990	$		1,469	1	0

BOA	04/2015		EUR	135			153	8	0
	04/2015		GBP	108			162	2	0
	04/2015		HKD	101			13	0	0
	04/2015		ILS	51			13	0	0
	05/2015		CHF	82			82	0	(3)
	08/2015		SEK	845			101	3	0
	08/2015	$		27		CHF	25	0	(2)
	08/2015			13		SEK	108	0	0

BPS	04/2015		AUD	87	$		67	1	0
	04/2015		BRL	344			106	0	(2)
	04/2015	$		107		BRL	344	1	0

CBK	04/2015		AUD	325	$		253	5	0
	04/2015		CAD	63			50	1	0
	04/2015		EUR	179			203	11	0
	04/2015		HKD	209			27	0	0
	04/2015		ILS	54			14	0	0
	08/2015		DKK	320			49	3	0
	08/2015		NOK	210			28	2	0

DUB	04/2015		AUD	80			61	0	0
	05/2015		CHF	103			109	3	0
	05/2015	$		135		CHF	128	0	(3)
	07/2015		BRL	1,117	$		412	71	0

GLM	04/2015		AUD	35			27	0	0
	04/2015		BRL	386			120	0	(1)
	04/2015		EUR	116			130	6	0
	04/2015		GBP	882			1,365	57	0
	04/2015		JPY	4,800			40	0	0
	04/2015	$		121		BRL	386	0	0
	04/2015			27		ILS	104	0	(1)
	05/2015		BRL	386	$		120	0	0
	05/2015		CHF	283			307	15	0
	08/2015		DKK	182			27	1	0
	08/2015		SEK	460			55	1	0

HUS	04/2015		HKD	837			108	0	0
	04/2015		SGD	19			14	0	0
	04/2015	$		3,670		EUR	3,343	0	(76)
	04/2015			55		HKD	427	0	0
	05/2015		EUR	3,343	$		3,672	76	0

JPM	04/2015			353			380	5	(5)
	04/2015		HKD	210			27	0	0
	04/2015		ILS	51			13	0	0
	04/2015		JPY	123,200			1,029	2	0

MSB	04/2015		GBP	3,604			5,433	87	0
	04/2015		HKD	310			40	0	0
	04/2015		JPY	23,900			197	0	(2)
	04/2015		SGD	18			13	0	0
	04/2015	$		41		HKD	318	0	0
	08/2015		SEK	235	$		27	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	35

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SOG	04/2015	HKD	310	$	40	$0	$0
	04/2015	SGD	18		13	0	0

UAG	04/2015	EUR	2,560		2,911	159	0
	04/2015	ILS	51		13	0	0
	05/2015	CHF	190		201	6	(1)

Total Forward Foreign Currency Contracts						$528	$(97)

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Premiums
Balance at Beginning of Period	149	$(875)
Sales	1,571	(10,765)
Closing Buys	(1,213)	8,436
Expirations	(396)	2,372
Exercised	0	0

Balance at End of Period	111	$(832)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION (1)

Counterparty	Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
GST	Commercial Industrial Finance Corp. Ltd. 3-Month USD-LIBOR plus 4.000% due 10/20/2020	(4.500%	)	10/20/2020	$478	$0	$(4)	$0	$(4)
	Telos CLO Ltd. 3-Month USD-LIBOR plus 4.250% due 10/11/2021	(5.000%	)	10/11/2021	1,500	0	(39)	0	(39)

						$0	$(43)	$0	$(43)

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION (2)

Counterparty	Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 5.250% due 07/25/2033	6.250%	07/25/2033	$420	$0	$(117)	$0	$(117)

MYC	Morgan Stanley Dean Witter Capital 1-Month USD-LIBOR plus 3.225% due 08/25/2032	3.225%	08/25/2032	156	(3)	7	4	0

					$(3)	$(110)	$4	$(117)

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

March 31, 2015

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BRC	Abengoa S.A.	5.000%	12/20/2019	9.605%	EUR	300	$(68)	$18	$0	$(50)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (5)
							Asset	Liability
RYL	ABX.HE.AA.6-1 Index	0.320%	07/25/2045	$2,951	$(1,738)	$1,124	$0	$(614)
	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037	2,275	(1,126)	616	0	(510)

					$(2,864)	$1,740	$0	$(1,124)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Pay	1-Year BRL-CDI	12.055%	01/04/2021	BRL 3,600	$10	$(27)	$0	$(17)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	37

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

TOTAL RETURN SWAPS ON CONVERTIBLE SECURITIES

Counterparty	Pay/ Receive (6)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	OGX Petroleo e Gas Participaceos S.A.	344	Not Applicable, Fully Funded	04/11/2015	$144	$144	$13	$157	$0
	Pay	OGX Petroleo e Gas Participaceos S.A.	434	Not Applicable, Fully Funded	04/11/2015	181	181	88	269	0

							$325	$101	$426	$0

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/ Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Receive	MSCI EAFE Index	14,113	1-Month USD-LIBOR plus a specified spread	04/28/2015	$72,862		$(807)	$0	$(807)

Total Swap Agreements							$(2,600)	$872	$430	$(2,158)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(k)	Securities with an aggregate market value of $1,364 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$2	$0	$0	$2	$(1)	$0	$0	$(1)	$1	$0	$1
BOA	13	0	0	13	(5)	0	(117)	(122)	(109)	0	(109)
BPS	2	0	0	2	(2)	0	(17)	(19)	(17)	0	(17)
BRC	0	0	0	0	0	0	(50)	(50)	(50)	0	(50)
CBK	22	0	0	22	(0)	0	0	0	22	0	22
DUB	74	0	426	500	(3)	0	0	(3)	497	0	497
FBF	0	0	0	0	0	0	(807)	(807)	(807)	0	(807)
GLM	80	0	0	80	(2)	0	0	(2)	78	0	78
GST	0	0	0	0	0	0	(43)	(43)	(43)	0	(43)
HUS	76	0	0	76	(76)	0	0	(76)	0	0	0
JPM	7	0	0	7	(5)	0	0	(5)	2	0	2
MSB	87	0	0	87	(2)	0	0	(2)	85	0	85
MYC	0	0	4	4	0	0	0	0	4	(25)	(21)
RYL	0	0	0	0	0	0	(1,124)	(1,124)	(1,124)	1,364	240
UAG	165	0	0	165	(1)	0	0	(1)	164	0	164

Total Over the Counter	$528	$0	$430	$958	$(97)	$0	$(2,158)	$(2,255)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$153	$0	$0	$153
Swap Agreements	0	0	0	0	781	781

	$0	$0	$153	$0	$781	$934

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$528	$0	$528
Swap Agreements	0	430	0	0	0	430

	$0	$430	$0	$528	$0	$958

	$0	$430	$153	$528	$781	$1,892

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$397	$0	$0	$397
Futures	0	0	434	0	0	434
Swap Agreements	0	0	0	0	736	736

	$0	$0	$831	$0	$736	$1,567

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$97	$0	$97
Swap Agreements	0	1,334	807	0	17	2,158

	$0	$1,334	$807	$97	$17	$2,255

	$0	$1,334	$1,638	$97	$753	$3,822

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(2,621)	$0	$0	$(2,621)
Written Options	0	0	(4,836)	0	0	(4,836)
Futures	0	0	8,817	0	0	8,817
Swap Agreements	0	0	0	0	(28,204)	(28,204)

	$0	$0	$1,360	$0	$(28,204)	$(26,844)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,394	$0	$1,394
Swap Agreements	0	23	(178)	0	0	(155)

	$0	$23	$(178)	$1,394	$0	$1,239

	$0	$23	$1,182	$1,394	$(28,204)	$(25,605)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	39

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$124	$0	$0	$124
Written Options	0	0	245	0	0	245
Futures	0	0	(718)	0	0	(718)
Swap Agreements	0	0	0	0	18,278	18,278

	$0	$0	$(349)	$0	$18,278	$17,929

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$481	$0	$481
Swap Agreements	0	190	(807)	0	(31)	(648)

	$0	$190	$(807)	$481	$(31)	$(167)

	$0	$190	$(1,156)	$481	$18,247	$17,762

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$4,178	$657	$4,835
Corporate Bonds & Notes
Banking & Finance	188	25,861	8,496	34,545
Industrials	0	17,867	2,064	19,931
Utilities	0	3,379	0	3,379
Municipal Bonds & Notes
West Virginia	0	1,527	0	1,527
U.S. Government Agencies	0	3,779	0	3,779
U.S. Treasury Obligations	0	1,015	0	1,015
Mortgage-Backed Securities	0	87,130	1,417	88,547
Asset-Backed Securities	0	12,260	0	12,260
Sovereign Issues	0	733	0	733
Warrants
Industrials	0	0	15	15
Preferred Securities
Banking & Finance	0	420	0	420
Utilities	604	0	0	604
Short-Term Instruments
Short-Term Notes	0	12,199	0	12,199
U.S. Treasury Bills	0	20,736	0	20,736

Total Investments	$792	$191,084	$12,649	$204,525

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	934	0	934
Over the counter	0	532	426	958
	$0	$1,466	$426	$1,892

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

March 31, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(434)	$(1,133)	$0	$(1,567)
Over the counter	0	(2,255)	0	(2,255)
	$(434)	$(3,388)	$0	$(3,822)

Totals	$358	$189,162	$13,075	$202,595

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2015:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2015 (2)
Investments in Securities, at Value
Bank Loan Obligations	$862	$113	$(200)	$26	$0	$(144)	$0	$0	$657	$(143)
Corporate Bonds & Notes
Banking & Finance	2,983	5,342	(12)	4	0	179	0	0	8,496	179
Industrials	2,697	5	(289)	0	0	(330)	0	(19)	2,064	(360)
Mortgage-Backed Securities	3,616	672	(3,361)	5	205	(96)	376	0	1,417	(3)
Asset-Backed Securities	4,306	3,813	(4,546)	156	564	1,349	0	(5,642)	0	0
Warrants
Industrials	0	15	0	0	0	0	0	0	15	0

	$14,464	$9,960	$(8,408)	$191	$769	$958	$376	$(5,661)	$12,649	$(327)

Financial Derivative Instruments - Assets
Over the counter	$0	$144	$0	$0	$0	$282	$0	$0	$426	$282

Totals	$14,464	$10,104	$(8,408)	$191	$769	$1,240	$376	$(5,661)	$13,075	$(45)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$657	Third Party Vendor	Broker Quote	77.50-92.25
Corporate Bonds & Notes
Banking & Finance	8,496	Benchmark Pricing	Base Price	100.00-102.75
Industrials	4	Benchmark Pricing	Base Price	1.25
	2,060	Third Party Vendor	Broker Quote	109.13
Mortgage-Backed Securities	858	Benchmark Pricing	Base Price	98.75-103.50
	183	Other Valuation Techniques (3)	—	—
	376	Third Party Vendor	Broker Quote	79.00
Warrants				—
Industrials	15	Benchmark Pricing	Base Price	9.50

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	41

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

March 31, 2015

Category and Subcategory	Ending Balance at 03/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Financial Derivative Instruments - Assets
Over the counter	$426	Indicative Market Quotation	Broker Quote	109.19-148.61

Total	$13,075

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as the securities valued using such techniques that are not considered significant to the Fund.

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO High Income Fund

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 134.2%

BANK LOAN OBLIGATIONS 1.1%
Clear Channel Communications, Inc.
6.928% due 01/30/2019		$10,450	$9,964

Total Bank Loan Obligations (Cost $9,724)			9,964

CORPORATE BONDS & NOTES 53.1%

BANKING & FINANCE 27.7%
AGFC Capital Trust
6.000% due 01/15/2067		27,410	20,695
American International Group, Inc.
6.250% due 03/15/2087		2,518	2,882
Banco do Brasil S.A.
6.250% due 04/15/2024 (e)		6,150	4,128
9.000% due 06/18/2024 (e)		15,400	13,349
Banco Santander S.A.
6.250% due 09/11/2021 (e)	EUR	3,500	3,789
Barclays PLC
8.000% due 12/15/2020 (e)		10,300	12,364
BGC Partners, Inc.
5.375% due 12/09/2019		$10,160	10,389
Credit Agricole S.A.
6.500% due 06/23/2021 (e)	EUR	700	794
6.625% due 09/23/2019 (e)		$10,000	10,042
7.875% due 01/23/2024 (e)		3,850	4,084
Doctors Co.
6.500% due 10/15/2023		10,000	11,212
ERB Hellas PLC
4.250% due 06/26/2018	EUR	700	482
GSPA Monetization Trust
6.422% due 10/09/2029		$8,326	9,668
International Lease Finance Corp.
6.980% due 10/15/2018		18,000	18,824
LBG Capital PLC
7.375% due 03/12/2020 (g)	EUR	1,885	2,188
9.000% due 12/15/2019	GBP	284	430
9.125% due 07/15/2020		1,900	2,882
Lloyds Bank PLC
12.000% due 12/16/2024 (e)		$27,700	39,888
Midwest Family Housing LLC
6.631% due 01/01/2051		4,966	4,153
Millennium Offshore Services Superholdings LLC
9.500% due 02/15/2018		7,220	6,523
Navient Corp.
5.625% due 08/01/2033		4,400	3,624
Novo Banco S.A.
2.625% due 05/08/2017	EUR	400	418
4.750% due 01/15/2018		1,000	1,097

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 04/04/2019	EUR	439	$489
5.000% due 04/23/2019		1,045	1,162
5.000% due 05/14/2019		792	880
5.000% due 05/21/2019		387	430
5.000% due 05/23/2019		384	426
5.875% due 11/09/2015		3,100	3,364
Rio Oil Finance Trust
6.250% due 07/06/2024		$28,300	25,867
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		5,300	5,022
6.299% due 05/15/2017		8,900	8,721
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019	EUR	6,000	5,775
5.717% due 06/16/2021		$10,100	9,262
TIG FINCO PLC
8.205% due 03/02/2020 (b)	GBP	937	1,335
Towergate Finance PLC
8.500% due 02/15/2018 ^		8,100	11,775
Tri-Command Military Housing LLC
5.383% due 02/15/2048		$4,686	4,495

			262,908

INDUSTRIALS 15.8%
Anadarko Petroleum Corp.
7.000% due 11/15/2027 (g)		5,700	6,707
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (c)		6,109	5,070
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 ^		19,100	14,230
11.250% due 06/01/2017 ^		10,700	7,811
Crimson Merger Sub, Inc.
6.625% due 05/15/2022		1,355	1,204
Forbes Energy Services Ltd.
9.000% due 06/15/2019		1,977	1,354
Ford Motor Co.
7.700% due 05/15/2097		16,610	22,563
GTL Trade Finance, Inc.
7.250% due 04/16/2044		4,500	4,163
Gulfport Energy Corp.
7.750% due 11/01/2020		500	515
Hampton Roads PPV LLC
6.621% due 06/15/2053		20,694	21,061
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	300	226
4.500% due 12/06/2016	JPY	10,000	70
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		$9,030	8,285
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		475	366
6.750% due 10/01/2022		3,906	3,046

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	43

Schedule of Investments PIMCO High Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031 (g)	GBP	19,600	$25,071
Scientific Games International, Inc.
10.000% due 12/01/2022		$6,500	6,126
Sequa Corp.
7.000% due 12/15/2017		10,023	8,069
Tembec Industries, Inc.
9.000% due 12/15/2019		1,500	1,526
Trinseo Materials Operating S.C.A.
8.750% due 02/01/2019		2,730	2,894
UCP, Inc.
8.500% due 10/21/2017		10,300	10,343

			150,700

UTILITIES 9.6%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		8,600	9,099
Bruce Mansfield Unit Pass-Through Trust
6.850% due 06/01/2034		3,601	3,850
CenturyLink, Inc.
7.200% due 12/01/2025		1,122	1,234
Dynegy Finance, Inc.
6.750% due 11/01/2019		390	404
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		10,100	8,181
6.000% due 11/27/2023		9,900	8,588
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		360	342
Illinois Power Generating Co.
7.000% due 04/15/2018 (g)		16,800	15,624
7.950% due 06/01/2032 (g)		900	783
Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030 (g)		15,200	18,347
NRG REMA LLC
9.237% due 07/02/2017		250	265
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		4,930	4,277
Petrobras Global Finance BV
2.393% due 01/15/2019		3,000	2,606
3.151% due 03/17/2020		2,520	2,180
3.250% due 04/01/2019	EUR	100	96
5.750% due 01/20/2020		$380	354
6.250% due 12/14/2026	GBP	8,600	11,062
6.625% due 01/16/2034		200	250
7.875% due 03/15/2019		$700	716
Rosneft Finance S.A.
6.625% due 03/20/2017		1,800	1,809
7.875% due 03/13/2018		900	914

			90,981

Total Corporate Bonds & Notes (Cost $482,443)			504,589

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 17.4%

CALIFORNIA 2.1%
Anaheim Redevelopment Agency, California Tax Allocation Bonds, (AGM Insured), Series 2007
6.506% due 02/01/2031	$2,000	$2,425
Sacramento County, California Revenue Bonds, Series 2013
7.250% due 08/01/2025	1,500	1,746
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.625% due 09/01/2030	7,500	8,451
7.750% due 09/01/2040	6,500	7,325
San Diego Tobacco Settlement Funding Corp., California Revenue Bonds, Series 2006
7.125% due 06/01/2032	305	303

		20,250

DISTRICT OF COLUMBIA 1.2%
District of Columbia Revenue Bonds, Series 2011
7.625% due 10/01/2035	9,740	10,825

ILLINOIS 5.5%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040	11,000	11,230
7.517% due 01/01/2040	34,805	40,892

		52,122

NEBRASKA 2.4%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	18,500	22,172

NEVADA 0.4%
North Las Vegas, Nevada General Obligation Bonds, (BABs), Series 2010
6.572% due 06/01/2040	3,900	3,403

NEW YORK 0.4%
Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028	3,825	3,821

PENNSYLVANIA 3.8%
School District of Philadelphia, Pennsylvania General Obligation Bonds, (BABs), Series 2010
6.615% due 06/01/2030	7,000	7,985

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.765% due 06/01/2040	$24,880	$28,397

		36,382

TEXAS 0.9%
El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013
7.250% due 08/15/2043	7,535	8,744

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	1,375	1,051

WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	6,775	5,928

Total Municipal Bonds & Notes (Cost $147,247)		164,698

U.S. GOVERNMENT AGENCIES 6.2%
Fannie Mae
3.500% due 09/25/2027 (a)	845	91
4.000% due 05/25/2020 - 11/25/2042 (a)	6,422	795
5.976% due 09/25/2042 (a)	2,704	480
6.496% due 10/25/2017 - 01/25/2018 (a)	116,602	8,163
6.526% due 01/25/2035 (a)	4,026	527
9.653% due 10/25/2041	1,978	2,097
10.000% due 01/25/2034	220	283
15.305% due 05/25/2043	4,262	4,736
Freddie Mac
2.500% due 07/15/2042 (a)	5,198	634
4.000% due 08/15/2020 (a)	1,139	72
4.500% due 10/15/2037 (a)	1,668	180
5.000% due 06/15/2033 (a)	3,050	395
5.926% due 07/15/2035 (a)	2,208	342
6.026% due 02/15/2042 (a)	3,373	541
6.966% due 08/15/2036 (a)	1,222	283
11.542% due 12/15/2043 - 03/15/2044	9,330	9,741
12.651% due 05/15/2033	84	93
Ginnie Mae
3.500% due 04/20/2042 - 03/20/2043 (a)	12,701	1,802
4.000% due 03/20/2042 (a)	1,549	238
4.500% due 07/20/2042 (a)	413	69
5.000% due 09/20/2042 (a)	731	156
5.954% due 10/20/2041 (a)	5,167	845
5.974% due 10/20/2041 (a)	111,311	13,943

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.074% due 02/20/2042 (a)	$27,695	$3,489
7.204% due 11/20/2036 (a)	3,066	522
11.531% due 02/20/2044	1,615	1,684
13.197% due 12/20/2039	2,931	3,012
13.357% due 12/20/2039	2,378	2,442
19.915% due 12/16/2043	1,403	1,459

Total U.S. Government Agencies (Cost $68,428)		59,114

MORTGAGE-BACKED SECURITIES 28.5%
American Home Mortgage Assets Trust
6.250% due 06/25/2037	1,291	891
Banc of America Alternative Loan Trust
5.426% due 06/25/2046 ^(a)	13,475	1,885
6.000% due 03/25/2036 ^	5,941	4,812
6.000% due 06/25/2046 ^	106	87
6.000% due 07/25/2046 ^	3,399	2,827
Banc of America Funding Trust
6.000% due 07/25/2037 ^	1,014	849
6.250% due 10/26/2036	14,679	11,150
Banc of America Mortgage Trust
2.643% due 02/25/2036 ^	41	36
BCAP LLC Trust
5.419% due 03/26/2037	3,335	1,117
10.188% due 10/26/2036	8,449	6,963
11.021% due 09/26/2036	8,376	7,418
18.469% due 06/26/2036	2,214	678
Bear Stearns Adjustable Rate Mortgage Trust
2.718% due 11/25/2034	232	225
2.731% due 05/25/2047 ^	587	510
Chase Mortgage Finance Trust
2.424% due 12/25/2035 ^	42	38
5.500% due 05/25/2036 ^	13	12
5.565% due 09/25/2036 ^	229	207
Citigroup Mortgage Loan Trust, Inc.
0.521% due 07/25/2036	28	28
2.417% due 07/25/2046 ^	147	128
2.690% due 07/25/2037 ^	258	241
3.092% due 08/25/2037 ^	1,309	1,135
6.500% due 09/25/2036	4,879	3,613
CitiMortgage Alternative Loan Trust
6.000% due 12/25/2036 ^	854	739
6.000% due 06/25/2037 ^	244	217
Countrywide Alternative Loan Trust
0.344% due 07/25/2046	22,055	21,634
2.587% due 02/25/2037 ^	532	474
3.253% due 07/25/2046 ^	1,434	1,218
4.826% due 04/25/2035 (a)	9,002	1,015
4.829% due 07/25/2021 ^	695	681
5.500% due 03/25/2036 ^	482	414
6.000% due 05/25/2036 ^	7,805	6,652
6.000% due 08/25/2036 ^	6,408	5,984

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	45

Schedule of Investments PIMCO High Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 11/25/2036 ^	$370	$318
6.000% due 02/25/2037 ^	8,942	7,147
6.000% due 03/25/2037 ^	7,058	5,804
6.000% due 05/25/2037 ^	9,558	7,976
6.000% due 02/25/2047	3,305	2,844
6.250% due 12/25/2036 ^	4,915	4,109
6.250% due 08/25/2037 ^	435	389
6.500% due 06/25/2036 ^	1,456	1,225
6.500% due 09/25/2037 ^	8,345	6,751
6.500% due 11/25/2037 ^	10,886	9,241
Countrywide Home Loan Mortgage Pass-Through Trust
2.391% due 09/20/2036 ^	881	783
2.550% due 09/25/2047 ^	97	88
5.176% due 12/25/2036 (a)	6,657	1,025
5.750% due 06/25/2037 ^	1,985	1,826
6.000% due 03/25/2037 ^	2,007	1,893
6.000% due 04/25/2037 ^	508	478
6.000% due 05/25/2037 ^	7,863	7,118
6.000% due 07/25/2037	3,474	3,033
6.250% due 09/25/2036 ^	1,984	1,859
Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036	3,582	2,834
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.863% due 02/25/2037 ^	5,671	3,368
6.500% due 10/25/2021 ^	1,749	1,525
Deutsche ALT-B Securities, Inc.
5.945% due 02/25/2036 ^	2,210	1,942
First Horizon Alternative Mortgage Securities Trust
6.000% due 05/25/2036 ^	3,117	2,685
Freddie Mac
10.923% due 03/25/2025	2,200	2,223
GMAC Commercial Mortgage Asset Corp.
6.107% due 08/10/2052	1,980	2,148
HarborView Mortgage Loan Trust
2.551% due 08/19/2036 ^	828	608
4.802% due 08/19/2036 ^	58	53
IndyMac Mortgage Loan Trust
2.801% due 05/25/2037 ^	3,560	2,493
JPMorgan Alternative Loan Trust
2.520% due 03/25/2037 ^	11,975	9,420
JPMorgan Mortgage Trust
2.485% due 01/25/2037 ^	519	471
5.750% due 01/25/2036 ^	554	515
6.446% due 01/25/2037 ^(a)	30,756	6,746
Morgan Stanley Mortgage Loan Trust
6.000% due 10/25/2037 ^	2,758	2,361
Nomura Asset Acceptance Corp.
3.096% due 04/25/2036 ^	7,455	5,299
RBSSP Resecuritization Trust
9.687% due 06/26/2037	6,947	4,085

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Accredit Loans, Inc. Trust
6.000% due 04/25/2036 ^	$6,508	$5,444
6.000% due 06/25/2036 ^	2,703	2,273
6.000% due 12/25/2036 ^	6,541	5,436
6.500% due 07/25/2037	2,458	2,153
Residential Asset Securitization Trust
6.000% due 09/25/2036 ^	1,490	1,049
6.250% due 10/25/2036 ^	878	735
6.250% due 09/25/2037 ^	6,484	4,661
6.500% due 08/25/2036 ^	1,089	748
6.500% due 04/25/2037 ^	25,967	15,791
Residential Funding Mortgage Securities, Inc. Trust
6.250% due 08/25/2036 ^	3,289	3,001
Sequoia Mortgage Trust
2.336% due 01/20/2047 ^	99	82
Structured Adjustable Rate Mortgage Loan Trust
2.702% due 04/25/2047	1,198	951
5.008% due 01/25/2036 ^	310	227
WaMu Mortgage Pass-Through Certificates Trust
1.782% due 01/25/2037 ^	192	165
1.937% due 04/25/2037 ^	164	143
1.959% due 11/25/2036 ^	1,528	1,361
2.011% due 12/25/2036 ^	122	107
2.151% due 02/25/2037 ^	339	284
2.277% due 02/25/2037 ^	362	314
2.361% due 05/25/2037 ^	253	208
Washington Mutual Mortgage Pass-Through Certificates Trust
0.888% due 04/25/2047 ^	28	0
6.000% due 07/25/2036 ^	8,109	6,214
6.000% due 06/25/2037 ^	12,427	10,918
6.500% due 03/25/2036 ^	10,424	7,320
6.506% due 04/25/2037 (a)	17,371	4,607
Wells Fargo Mortgage-Backed Securities Trust
2.495% due 09/25/2036 ^	142	133

Total Mortgage-Backed Securities (Cost $255,556)		270,886

ASSET-BACKED SECURITIES 9.5%
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.404% due 01/25/2036	2,756	2,135
Citigroup Mortgage Loan Trust, Inc.
0.274% due 12/25/2036	10,061	6,161
Countrywide Asset-Backed Certificates
5.099% due 07/25/2036	13,700	10,874
GSAA Home Equity Trust
5.772% due 11/25/2036 ^	2,963	1,814
5.917% due 03/25/2037 ^	3,361	1,667
5.983% due 03/25/2037 ^	9,059	5,482
JPMorgan Mortgage Acquisition Trust
3.501% due 01/25/2037 ^	3,717	2,854

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Mortgage Loan Trust
5.750% due 11/25/2036 ^		$980	$511
5.965% due 09/25/2046 ^		11,253	7,922
6.250% due 07/25/2047 ^		1,902	1,450
NovaStar Mortgage Funding Trust
0.334% due 10/25/2036		43,129	21,266
People’s Financial Realty Mortgage Securities Trust
0.334% due 09/25/2036		24,514	8,322
Renaissance Home Equity Loan Trust
5.812% due 11/25/2036		9,928	6,441
6.998% due 09/25/2037		8,762	5,873
7.238% due 09/25/2037		7,389	4,951
Residential Funding Home Equity Loan Trust
5.400% due 12/25/2035 ^		2,979	2,088
Washington Mutual Asset-Backed Certificates Trust
0.324% due 05/25/2036		346	242

Total Asset-Backed Securities (Cost $84,667)			90,053

SOVEREIGN ISSUES 0.3%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	800	632
Republic of Greece Government Bond
3.000% due 02/24/2023		25	15
3.000% due 02/24/2024		25	15
3.000% due 02/24/2025		25	15
3.000% due 02/24/2026		25	14
3.000% due 02/24/2027		25	14
3.000% due 02/24/2028		25	13
3.000% due 02/24/2029		25	13
3.000% due 02/24/2030		25	13
3.000% due 02/24/2031		25	13
3.000% due 02/24/2032		25	13
3.000% due 02/24/2033		25	13
3.000% due 02/24/2034		25	13
3.000% due 02/24/2035		25	13
3.000% due 02/24/2036		25	13
3.000% due 02/24/2037		25	13
3.000% due 02/24/2038		25	13
3.000% due 02/24/2039		25	13
3.000% due 02/24/2040		25	13
3.000% due 02/24/2041		25	13
3.000% due 02/24/2042		25	13
4.750% due 04/17/2019		3,000	2,144

Total Sovereign Issues (Cost $3,343)			3,044

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 2.0%

BANKING & FINANCE 2.0%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (e)	15,400	$19,245

Total Preferred Securities (Cost $18,133)		19,245

SHORT-TERM INSTRUMENTS 16.1%

REPURCHASE AGREEMENTS (f) 8.0%
		76,248

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 3.9%
Fannie Mae
0.080% due 05/01/2015	$300	300
Federal Home Loan Bank
0.045% due 04/08/2015	12,400	12,400
0.061% due 05/13/2015	5,100	5,100
0.075% due 05/22/2015	16,900	16,898
0.095% due 04/10/2015	2,300	2,300

		36,998

U.S. TREASURY BILLS 4.2%
0.034% due 04/09/2015 - 06/11/2015 (d)(g)(i)(k)	39,643	39,642

Total Short-Term Instruments (Cost $152,888)		152,888

Total Investments in Securities (Cost $1,222,429)		1,274,481

Total Investments 134.2% (Cost $1,222,429)		$1,274,481

Financial Derivative Instruments (h)(j) 0.2% (Cost or Premiums, net $(3,204))		2,251

Preferred Shares, at Liquidation Value (30.7%)		(292,000)

Other Assets and Liabilities, net (3.7%)		(34,852)

Net Assets Applicable to Common Shareholders 100.0%		$949,880

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	47

Schedule of Investments PIMCO High Income Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind bond security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
JPS	0.200%	03/31/2015	04/01/2015	$5,100	U.S. Treasury Notes 4.125% due 05/15/2015	$(5,230)	$5,100	$5,100
RDR	0.320%	03/31/2015	04/01/2015	69,600	U.S. Treasury Notes 1.750% due 05/15/2023	(71,103)	69,600	69,601
SSB	0.000%	03/31/2015	04/01/2015	1,548	Freddie Mac 2.080% due 10/17/2022	(1,583)	1,548	1,548

Total Repurchase Agreements						$(77,916)	$76,248	$76,249

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	(6.990%)	12/26/2014	04/01/2015	$	(1,783)	$(1,751)
	(1.500%)	01/23/2015	01/23/2017		(4,389)	(4,377)
	(1.000%)	02/10/2015	02/09/2017		(703)	(702)
BOA	0.500%	02/20/2015	05/21/2015		(11,581)	(11,587)
	0.550%	02/25/2015	05/21/2015		(6,752)	(6,756)
	0.600%	01/05/2015	04/06/2015		(5,908)	(5,916)
BRC	1.250%	01/30/2015	04/30/2015	GBP	(10,971)	(16,309)
CFR	0.800%	01/28/2015	04/28/2015	EUR	(1,677)	(1,806)

Total Reverse Repurchase Agreements						$(49,204)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $307,364 at a weighted average interest rate of 0.512%.

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

March 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(g)	Securities with an aggregate market value of $57,184 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$0	$(6,830)	$0	$0	$(6,830)	$7,020	$190
BOA	0	(24,259)	0	0	(24,259)	25,345	1,086
BRC	0	(16,309)	0	0	(16,309)	22,127	5,818
CFR	0	(1,806)	0	0	(1,806)	2,188	382
JPS	5,100	0	0	0	5,100	(5,230)	(130)
RDR	69,601	0	0	0	69,601	(71,103)	(1,502)
SSB	1,548	0	0	0	1,548	(1,583)	(35)

Total Borrowings and Other Financing Transactions	$76,249	$(49,204)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	2.000%	06/18/2019	$164,700	$5,057	$2,594	$249	$0
Pay	3-Month USD-LIBOR	2.250%	12/17/2019	276,600	11,489	4,574	469	0
Receive	3-Month USD-LIBOR	3.750%	09/17/2043	658,100	(182,824)	(135,321)	0	(820)
Pay	3-Month USD-LIBOR	3.500%	06/19/2044	684,300	173,337	183,760	791	0
Receive	3-Month USD-LIBOR	3.250%	06/17/2045	221,200	(41,109)	(19,228)	0	(232)

					$(34,050)	$36,379	$1,509	$(1,052)

Total Swap Agreements					$(34,050)	$36,379	$1,509	$(1,052)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	49

Schedule of Investments PIMCO High Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(i)	Securities with an aggregate market value of $19,952 and cash of $10,275 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (4)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,766	$1,766	$0	$0	$(1,052)	$(1,052)

(4)	Unsettled variation margin asset of $257 for closed swap agreements is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2015	$		10,819		GBP	7,288	$ 0	$ (8)
	05/2015		GBP	7,288	$		10,817	8	0

BOA	04/2015		EUR	390			443	24	0
	05/2015		GBP	190			282	0	0
	06/2015		EUR	1,300			1,768	368	0
	06/2015	$		209		EUR	160	0	(37)
	06/2016		EUR	3,698	$		5,063	1,045	0
	06/2016	$		216		EUR	160	0	(42)

BPS	06/2015		EUR	594	$		806	166	0

BRC	06/2015			747			1,015	211	0
	06/2015	$		330		EUR	250	0	(61)
	06/2016		EUR	692	$		952	199	0

CBK	04/2015		AUD	1,411			1,092	17	0
	05/2015		GBP	7,683			11,405	11	0
	06/2015		EUR	639			874	186	0
	06/2015	$		66		EUR	50	0	(12)

DUB	06/2015			990			761	0	(170)
	02/2016		EUR	6,750	$		9,083	1,784	0
	06/2016			386			529	109	0

FBF	04/2015			14,231			19,294	3,988	0
	06/2015			1,080			1,466	303	0
	07/2015		BRL	3,194			1,170	196	0

GLM	04/2015			3,949			1,231	0	(6)
	04/2015		EUR	746			829	30	(4)
	04/2015		GBP	6,000			9,236	336	0
	04/2015		JPY	11,400			96	1	0
	04/2015	$		1,221		BRL	3,949	16	0
	04/2015			1,095		GBP	733	0	(7)
	06/2015			1,448		EUR	1,089	0	(276)

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
HUS	04/2015	$		11,315		EUR	10,305	$0	$(234)
	05/2015		EUR	10,305	$		11,320	234	0

JPM	04/2015		BRL	12,128			3,772	0	(28)
	04/2015		EUR	172			193	8	0
	04/2015		GBP	1,942			2,983	102	0
	04/2015	$		4,064		BRL	12,128	7	(271)
	05/2015			3,741			12,128	29	0

MSB	04/2015		BRL	446	$		139	0	(1)
	04/2015		GBP	8,942			13,480	216	0
	04/2015	$		142		BRL	446	0	(2)
	06/2015		EUR	904	$		1,239	266	0
	06/2016			971			1,335	281	0

NAB	06/2015			755			1,027	214	0
	06/2016			2,113			2,901	605	0
	07/2016			268			364	72	0

UAG	04/2015			8,997			10,233	558	0
	04/2015		GBP	79			119	2	0
	06/2015	$		589		EUR	447	0	(108)

Total Forward Foreign Currency Contracts								$11,592	$(1,267)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Petrobras International Finance Co.	1.000%	12/20/2024	5.950%	$1,700	$(332)	$(203)	$0	$(535)

FBF	Abengoa S.A.	5.000%	12/20/2019	9.605%	EUR 2,100	(451)	104	0	(347)

GST	Petrobras International Finance Co.	1.000%	12/20/2024	5.950%	$2,200	(437)	(256)	0	(693)

HUS	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%	400	(33)	(46)	0	(79)
	Petrobras International Finance Co.	1.000%	12/20/2024	5.950%	2,800	(581)	(301)	0	(882)

MYC	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%	13,700	(1,268)	(1,434)	0	(2,702)

						$(3,102)	$(2,136)	$0	$(5,238)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	51

Schedule of Investments PIMCO High Income Fund (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL 135,800	$(130)	$(1,370)	$0	$(1,500)

FAR	Pay	3-Month USD-LIBOR	2.000%	06/17/2020	$ 42,700	68	38	106	0

MYC	Pay	3-Month USD-LIBOR	2.000%	06/17/2020	99,000	162	84	246	0

RYL	Pay	3-Month USD-LIBOR	2.000%	06/17/2020	42,700	66	40	106	0

UAG	Pay	1-Year BRL-CDI	11.250%	01/04/2021	BRL 180,900	(268)	(2,240)	0	(2,508)

						$(102)	$(3,448)	$458	$(4,008)

Total Swap Agreements						$(3,204)	$(5,584)	$458	$(9,246)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(k)	Securities with an aggregate market value of $8,549 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
AZD	$8	$0	$0	$8	$(8)	$0	$0	$(8)	$0	$0	$0
BOA	1,437	0	0	1,437	(79)	0	0	(79)	1,358	(1,300)	58
BPS	166	0	0	166	0	0	(535)	(535)	(369)	356	(13)
BRC	410	0	0	410	(61)	0	0	(61)	349	(530)	(181)
CBK	214	0	0	214	(12)	0	(1,500)	(1,512)	(1,298)	1,377	79
DUB	1,893	0	0	1,893	(170)	0	0	(170)	1,723	(1,640)	83
FAR	0	0	106	106	0	0	0	0	106	0	106
FBF	4,487	0	0	4,487	0	0	(347)	(347)	4,140	(4,040)	100
GLM	383	0	0	383	(293)	0	0	(293)	90	0	90
GST	0	0	0	0	0	0	(693)	(693)	(693)	692	(1)
HUS	234	0	0	234	(234)	0	(961)	(1,195)	(961)	1,086	125
JPM	146	0	0	146	(299)	0	0	(299)	(153)	0	(153)
MSB	763	0	0	763	(3)	0	0	(3)	760	(700)	60
MYC	0	0	246	246	0	0	(2,702)	(2,702)	(2,456)	2,595	139
NAB	891	0	0	891	0	0	0	0	891	(790)	101
RYL	0	0	106	106	0	0	0	0	106	0	106
UAG	560	0	0	560	(108)	0	(2,508)	(2,616)	(2,056)	2,293	237

Total Over the Counter	$11,592	$0	$458	$12,050	$(1,267)	$0	$(9,246)	$(10,513)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,766	$1,766

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,592	$0	$11,592
Swap Agreements	0	0	0	0	458	458

	$0	$0	$0	$11,592	$458	$12,050

	$0	$0	$0	$11,592	$2,224	$13,816

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,052	$1,052

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,267	$0	$1,267
Swap Agreements	0	5,238	0	0	4,008	9,246

	$0	$5,238	$0	$1,267	$4,008	$10,513

	$0	$5,238	$0	$1,267	$5,060	$11,565

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(116,469)	$(116,469)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,345	$0	$2,345
Swap Agreements	0	1,163	0	0	31,800	32,963

	$0	$1,163	$0	$2,345	$31,800	$35,308

	$0	$1,163	$0	$2,345	$(84,669)	$(81,161)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$38,997	$38,997

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,594	$0	$10,594
Swap Agreements	0	(2,136)	0	0	(9,092)	(11,228)

	$0	$(2,136)	$0	$10,594	$(9,092)	$(634)

	$0	$(2,136)	$0	$10,594	$29,905	$38,363

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	53

Schedule of Investments PIMCO High Income Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$9,964	$0	$9,964
Corporate Bonds & Notes
Banking & Finance	1,335	228,928	32,645	262,908
Industrials	0	140,357	10,343	150,700
Utilities	0	87,131	3,850	90,981
Municipal Bonds & Notes
California	0	20,250	0	20,250
District of Columbia	0	10,825	0	10,825
Illinois	0	52,122	0	52,122
Nebraska	0	22,172	0	22,172
Nevada	0	3,403	0	3,403
New York	0	3,821	0	3,821
Pennsylvania	0	36,382	0	36,382
Texas	0	8,744	0	8,744
Virginia	0	1,051	0	1,051
West Virginia	0	5,928	0	5,928
U.S. Government Agencies	0	50,950	8,164	59,114
Mortgage-Backed Securities	0	268,738	2,148	270,886
Asset-Backed Securities	0	90,053	0	90,053
Sovereign Issues	0	3,044	0	3,044
Preferred Securities
Banking & Finance	0	19,245	0	19,245
Short-Term Instruments
Repurchase Agreements	0	76,248	0	76,248
Short-Term Notes	0	36,998	0	36,998
U.S. Treasury Bills	0	39,642	0	39,642

Total Investments	$1,335	$1,215,996	$57,150	$1,274,481

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,509	0	1,509
Over the counter	0	12,050	0	12,050
	$0	$13,559	$0	$13,559

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,052)	0	(1,052)
Over the counter	0	(10,513)	0	(10,513)
	$0	$(11,565)	$0	$(11,565)

Totals	$1,335	$1,217,990	$57,150	$1,276,475

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2015.

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

March 31, 2015

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2015:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2015 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$30,441	$0	$(207)	$733	$8	$1,670	$0	$0	$32,645	$1,675
Industrials	17,846	10,261	(200)	18	31	3,447	0	(21,060)	10,343	77
Utilities	339	0	(87)	(2)	(2)	17	3,850	(265)	3,850	0
U.S. Government Agencies	11,236	0	(5,417)	0	(68)	150	8,163	(5,900)	8,164	0
Mortgage-Backed Securities	0	2,084	(10)	(1)	0	75	0	0	2,148	75

Totals	$59,862	$12,345	$(5,921)	$748	$(31)	$5,359	$12,013	$(27,225)	$57,150	$1,827

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$32,645	Benchmark Pricing	Base Price	83.64-115.50
Industrials	10,343	Benchmark Pricing	Base Price	100.00
Utilities	3,850	Third Party Vendor	Broker Quote	106.90
U.S. Government Agencies	8,164	Third Party Vendor	Broker Quote	7.00
Mortgage-Backed Securities	2,148	Benchmark Pricing	Base Price	106.75

Total	$57,150

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	55

Consolidated Schedule of Investments PIMCO Dynamic Income Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 178.3%

BANK LOAN OBLIGATIONS 3.2%
AMPAM Corp.
8.375% due 10/31/2018 †		$9,450	$9,314
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		14,214	14,291
OGX
TBD% - 10.000% due 04/10/2015		646	501
Stockbridge SBE Holdings LLC
13.000% due 05/02/2017		7,600	7,011
Towergate Finance PLC
0.500% - 5.183% due 11/15/2017 ^	GBP	9,500	13,247

Total Bank Loan Obligations (Cost $45,749)			44,364

CORPORATE BONDS & NOTES 30.6%

BANKING & FINANCE 15.3%
AGFC Capital Trust
6.000% due 01/15/2067 (h)		$12,900	9,739
Banco Continental SAECA
8.875% due 10/15/2017 (h)		9,100	9,475
Banco do Brasil S.A.
3.875% due 10/10/2022 (h)		10,600	9,816
Cantor Fitzgerald LP
7.875% due 10/15/2019 (h)		9,600	10,489
Cedulas Fondo de Titulizacion de Activos
0.133% due 04/08/2016 (h)	EUR	900	965
4.250% due 04/10/2031 (h)		24,200	35,939
Credit Suisse AG
6.500% due 08/08/2023 (h)		$10,700	12,244
Eksportfinans ASA
2.000% due 09/15/2015 (h)		700	702
5.500% due 05/25/2016 (h)		1,700	1,769
5.500% due 06/26/2017 (h)		1,900	2,028
Exeter Finance Corp.
9.750% due 05/20/2019		9,700	9,742
Jefferies LoanCore LLC
6.875% due 06/01/2020 (h)		4,181	3,899
KGH Intermediate Holdco LLC
8.500% due 08/07/2019 (f)		13,490	12,725
8.500% due 08/08/2019 (f)		4,497	4,242
LBG Capital PLC
6.385% due 05/12/2020 (h)	EUR	15,800	18,467
Pinnacol Assurance
8.625% due 06/25/2034 (f)		$10,200	10,971
Rabobank Group
6.875% due 03/19/2020 (h)	EUR	7,900	10,409

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Royal Bank of Scotland NV
0.786% due 06/08/2015 (h)	EUR	5,446	$5,877
Royal Bank of Scotland PLC
6.934% due 04/09/2018 (h)		7,900	9,768
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022 (h)		$7,800	7,302
Springleaf Finance Corp.
6.500% due 09/15/2017 (h)		2,300	2,432
TIG FINCO PLC
8.205% due 03/02/2020 (b)	GBP	997	1,419
Toll Road Investors Partnership LP
0.000% due 02/15/2045		$35,561	7,294
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017 (h)		3,000	2,910
6.902% due 07/09/2020		5,400	4,995
6.902% due 07/09/2020 (h)		8,300	7,677

			213,295

INDUSTRIALS 9.7%
Aeropuertos Dominicanos Siglo S.A.
9.750% due 11/13/2019		2,700	2,612
Alliance Oil Co. Ltd.
10.000% due 03/11/2019		4,000	2,958
Armored Autogroup, Inc.
9.250% due 11/01/2018 (h)		4,729	4,865
Buffalo Thunder Development Authority
0.000% due 11/15/2029 (f)		2,488	62
11.000% due 12/09/2022		5,598	4,815
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 ^		18,800	14,006
Carolina Beverage Group LLC
10.625% due 08/01/2018 (h)		2,518	2,480
Desarrolladora Homex S.A.B. de C.V.
9.750% due 03/25/2020 ^		5,000	326
Enterprise Inns PLC
6.500% due 12/06/2018	GBP	1,100	1,737
First Data Corp.
7.375% due 06/15/2019 (h)		$5,000	5,237
GCI, Inc.
6.750% due 06/01/2021 (h)		11,130	11,304
Ineos Finance PLC
7.500% due 05/01/2020 (h)		12,780	13,531
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		6,460	5,927
Millar Western Forest Products Ltd.
8.500% due 04/01/2021 (h)		5,490	5,600
Mongolian Mining Corp.
8.875% due 03/29/2017		880	620
Numericable SFR S.A.S.
6.000% due 05/15/2022 (h)		1,700	1,728

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OGX Austria GmbH
8.500% due 06/01/2018 ^		$16,700	$92
Petroleos de Venezuela S.A.
5.500% due 04/12/2037		7,000	2,187
Reynolds Group Issuer, Inc.
6.875% due 02/15/2021 (h)		6,000	6,345
7.875% due 08/15/2019 (h)		9,000	9,540
Rockies Express Pipeline LLC
6.875% due 04/15/2040 (h)		1,744	1,914
Spirit Issuer PLC
5.472% due 12/28/2034	GBP	12,120	18,153
UCP, Inc.
8.500% due 10/21/2017		$10,600	10,644
Unique Pub Finance Co. PLC
6.542% due 03/30/2021	GBP	5,688	8,790
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.750% due 02/03/2022 ^		$5,000	578

			136,051

UTILITIES 5.6%
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		1,000	810
4.375% due 09/19/2022 (h)		9,700	7,857
6.000% due 11/27/2023 (h)		23,300	20,213
Gazprom OAO Via Gaz Capital S.A.
7.288% due 08/16/2037 (h)		3,000	2,946
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022 (h)		4,700	3,734
6.604% due 02/03/2021 (h)		17,300	16,268
Petrobras Global Finance BV
4.875% due 03/17/2020		3,100	2,792
5.375% due 01/27/2021 (h)		15,800	14,410
7.875% due 03/15/2019		2,900	2,968
VimpelCom Holdings BV
7.504% due 03/01/2022		7,000	6,676

			78,674

Total Corporate Bonds & Notes (Cost $426,748)			428,020

U.S. GOVERNMENT AGENCIES 2.6%
Fannie Mae
5.746% due 07/25/2041 (a)(h)		11,676	1,624
5.896% due 10/25/2040 (a)(h)		17,990	2,625
6.176% due 12/25/2037 (a)		568	80
6.266% due 03/25/2037 - 04/25/2037 (a)(h)		38,174	6,810
6.326% due 02/25/2037 (a)		412	63
6.346% due 09/25/2037 (a)(h)		1,361	282
6.386% due 06/25/2041 (a)(h)		37,780	6,974
6.476% due 11/25/2036 (a)		327	43
6.546% due 06/25/2037 (a)(h)		1,187	147

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.576% due 10/25/2035 (a)(h)		$3,976	$669
6.806% due 03/25/2038 (a)(h)		3,696	799
6.826% due 02/25/2038 (a)(h)		2,547	432
6.926% due 06/25/2023 (a)(h)		3,167	519
11.984% due 01/25/2041 (h)		5,985	8,236
Freddie Mac
0.747% due 10/25/2020 (a)		95,926	3,310
6.236% due 05/15/2037 (a)		475	54
6.296% due 07/15/2036 (a)(h)		4,824	890
6.406% due 09/15/2036 (a)(h)		1,797	364
6.526% due 04/15/2036 (a)(h)		3,810	567
7.606% due 09/15/2036 (a)(h)		3,015	472
14.034% due 09/15/2041		602	904
16.439% due 09/15/2034		378	464

Total U.S. Government Agencies (Cost $38,612)			36,328

MORTGAGE-BACKED SECURITIES 102.0%
Alba PLC
0.824% due 12/15/2038	GBP	11,680	15,615
American Home Mortgage Assets Trust
0.464% due 08/25/2037 ^		$11,750	5,621
0.714% due 11/25/2035 (h)		3,665	3,242
6.250% due 06/25/2037 (h)		11,387	7,862
American Home Mortgage Investment Trust
0.474% due 09/25/2045 (h)		8,708	7,323
1.074% due 02/25/2044 (h)		9,739	6,278
BAMLL Re-REMIC Trust
5.383% due 12/15/2016		13,000	13,588
Banc of America Alternative Loan Trust
0.574% due 05/25/2035 ^		1,525	1,174
6.000% due 06/25/2037 (h)		651	490
6.000% due 06/25/2046		246	203
Banc of America Funding Trust
0.000% due 06/26/2035		10,469	8,484
0.000% due 07/26/2036		15,300	9,002
0.383% due 08/25/2047 ^		10,549	8,010
0.386% due 04/20/2047 ^(h)		28,545	21,369
0.626% due 02/20/2035		4,612	3,342
2.598% due 03/20/2036 ^(h)		3,483	3,035
2.789% due 01/25/2035		646	319
2.820% due 01/20/2047 ^		405	328
Banc of America Mortgage Trust
2.497% due 10/20/2046 ^		424	276
2.753% due 01/25/2036		1,652	1,497
Banc of America Re-REMIC Trust
5.649% due 02/17/2051 (h)		38,264	40,768
Bancaja Fondo de Titulizacion de Activos
0.165% due 10/25/2037	EUR	3,233	3,380
BCAP LLC Trust
2.292% due 07/26/2045		$7,018	6,130
2.352% due 11/26/2035		9,500	8,110

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	57

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.672% due 05/26/2036		$13,994	$10,772
2.701% due 03/26/2035		8,051	7,590
4.887% due 06/26/2047		5,284	4,538
5.237% due 10/26/2035		6,052	5,054
5.269% due 07/26/2035		4,770	3,906
5.388% due 04/26/2037		25,324	14,777
5.500% due 12/26/2035		11,339	9,224
6.000% due 08/26/2037		7,487	6,376
Bear Stearns ALT-A Trust
0.374% due 02/25/2034 (h)		9,680	6,999
4.721% due 09/25/2035 ^(h)		14,215	11,003
BRAD Resecuritization Trust
2.177% due 03/12/2021		30,027	2,464
6.550% due 03/12/2021		5,612	5,565
Celtic Residential Irish Mortgage Securitisation PLC
0.225% due 03/18/2049	EUR	5,300	5,379
0.229% due 11/13/2047		26,910	27,571
0.287% due 12/14/2048		7,528	7,748
0.310% due 04/10/2048		9,995	10,171
Chase Mortgage Finance Trust
2.592% due 03/25/2037 ^(h)		$5,615	4,733
Citigroup Mortgage Loan Trust, Inc.
2.510% due 03/25/2036 ^(h)		1,376	1,308
2.683% due 10/25/2035 ^(h)		10,430	9,303
2.715% due 09/25/2037 ^(h)		9,115	8,210
Countrywide Alternative Loan Trust
0.364% due 09/25/2046 ^(h)		21,916	18,041
0.772% due 12/25/2035 (a)		16,518	375
0.904% due 11/25/2035 (h)		29,218	25,437
1.617% due 12/25/2035 (a)		16,726	1,352
2.793% due 06/25/2047		371	309
5.500% due 02/25/2020		419	414
5.500% due 07/25/2035 ^(h)		3,769	3,510
5.500% due 11/25/2035 ^		1,270	1,190
5.500% due 12/25/2035 ^(h)		14,553	13,203
5.500% due 01/25/2036 ^		268	254
5.500% due 04/25/2037 (h)		4,528	3,749
5.750% due 01/25/2036		415	352
5.750% due 01/25/2037 ^(h)		13,734	11,975
5.750% due 04/25/2037 ^(h)		4,604	4,185
6.000% due 06/25/2036 ^(h)		689	638
6.000% due 11/25/2036 ^		733	672
6.000% due 12/25/2036		320	253
6.000% due 01/25/2037 ^(h)		3,392	3,083
6.000% due 02/25/2037 ^		1,237	996
6.000% due 04/25/2037 ^(h)		9,782	7,305
6.000% due 05/25/2037 ^(h)		9,602	8,004
6.000% due 07/25/2037 ^(h)		3,602	3,528
6.976% due 07/25/2036 (a)		17,414	5,933
37.958% due 05/25/2037 ^		1,898	3,880
Countrywide Home Loan Mortgage Pass-Through Trust
0.514% due 03/25/2036		3,662	1,906
0.774% due 03/25/2035		309	279
5.000% due 11/25/2035 ^		104	96

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.111% due 06/25/2047 ^(h)		$13,495	$12,666
5.500% due 12/25/2034		247	234
5.500% due 11/25/2035 ^		126	123
6.000% due 07/25/2037 ^		499	471
6.000% due 08/25/2037 (h)		11,529	10,168
6.000% due 08/25/2037 ^		6	6
6.000% due 01/25/2038 ^		387	352
Credit Suisse Commercial Mortgage Trust
5.469% due 02/15/2039 (h)		12,950	13,390
Credit Suisse Mortgage Capital Certificates
2.191% due 07/26/2049		10,874	7,482
2.971% due 04/26/2035		27,326	22,508
4.058% due 02/27/2047 (h)		74,311	50,144
4.529% due 07/26/2037 (h)		13,655	10,495
5.692% due 04/16/2049 (h)		10,000	10,519
6.500% due 07/26/2036 ^(h)		15,473	9,519
7.000% due 08/26/2036		19,995	9,736
7.000% due 08/27/2036		5,056	3,415
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.896% due 04/25/2036 (h)		11,726	9,319
6.500% due 10/25/2021 ^(h)		6,097	5,316
CSAB Mortgage-Backed Trust
5.500% due 05/25/2037 ^(h)		9,180	8,057
Debussy PLC
5.930% due 07/12/2025	GBP	18,250	26,598
8.250% due 07/12/2025		5,000	6,045
Deutsche ALT-A Securities, Inc.
6.000% due 10/25/2021 ^(h)		$1,608	1,413
Diversity Funding Ltd.
1.472% due 02/10/2046	GBP	4,883	7,080
1.821% due 02/10/2046		1,310	1,569
2.321% due 02/10/2046		1,193	934
2.821% due 02/10/2046		1,170	298
4.071% due 02/10/2046		702	81
4.514% due 02/10/2046 ^		234	0
4.614% due 02/10/2046 ^		247	0
Emerald Mortgages PLC
0.231% due 07/15/2048	EUR	28,672	29,184
First Horizon Alternative Mortgage Securities Trust
2.253% due 08/25/2035 ^		$9,355	2,668
6.926% due 11/25/2036 (a)		2,329	584
First Horizon Mortgage Pass-Through Trust
5.500% due 08/25/2037 ^		988	851
Freddie Mac
10.923% due 03/25/2025		3,300	3,335
Greenpoint Mortgage Funding Trust
0.374% due 12/25/2046 ^		4,991	2,948
GSR Mortgage Loan Trust
2.924% due 11/25/2035		373	340
6.500% due 08/25/2036 ^		1,450	1,201
HarborView Mortgage Loan Trust
0.418% due 03/19/2036 (h)		24,928	18,236

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.428% due 01/19/2036 (h)	$12,627	$8,770
0.826% due 06/20/2035 (h)	15,329	13,615
1.076% due 06/20/2035 (h)	3,488	2,935
Impac CMB Trust
0.894% due 10/25/2034	442	378
Impac Secured Assets Trust
0.284% due 05/25/2037	25	18
IndyMac Mortgage Loan Trust
0.374% due 11/25/2046 (h)	8,809	6,176
0.424% due 02/25/2037	4,700	2,796
0.474% due 07/25/2036 (h)	931	740
2.769% due 06/25/2037 ^(h)	7,906	5,909
2.785% due 02/25/2035	678	588
4.725% due 03/25/2037	97	86
JPMorgan Alternative Loan Trust
0.374% due 06/25/2037 (h)	47,585	29,255
3.073% due 11/25/2036 ^(h)	9,210	8,868
5.960% due 12/25/2036 (h)	10,000	8,136
6.310% due 08/25/2036 ^(h)	4,951	4,001
JPMorgan Chase Commercial Mortgage Securities Trust
1.755% due 06/15/2045 (a)(h)	61,314	4,639
JPMorgan Mortgage Trust
2.520% due 06/25/2037 ^(h)	8,630	7,877
4.936% due 04/25/2037 ^(h)	7,565	6,560
5.509% due 10/25/2036	2,129	1,898
KGS Alpha SBA Trust
0.000% due 04/25/2038	6,062	272
Lavender Trust
5.500% due 09/26/2035	7,079	5,975
5.999% due 11/26/2036	16,666	11,819
LB Commercial Mortgage Trust
5.900% due 07/15/2044 (h)	10,913	11,886
LB-UBS Commercial Mortgage Trust
0.539% due 02/15/2040 (a)(h)	210,121	2,261
5.452% due 09/15/2039 (h)	7,751	8,135
Lehman Mortgage Trust
5.500% due 11/25/2035 ^	146	139
6.000% due 08/25/2036 ^	1,701	1,456
6.000% due 09/25/2036 ^	1,223	1,026
6.500% due 09/25/2037 ^(h)	7,739	6,640
7.250% due 09/25/2037 ^(h)	40,585	21,945
Lehman XS Trust
0.451% due 07/25/2037	29,296	9,615
0.671% due 07/25/2047	4,352	1,423
MASTR Adjustable Rate Mortgages Trust
0.374% due 05/25/2047 (h)	29,358	22,952
0.514% due 05/25/2047 ^	5,566	2,593
MASTR Alternative Loan Trust
0.524% due 03/25/2036 (h)	25,620	5,620
0.574% due 03/25/2036	33,863	8,620
MASTR Asset Securitization Trust
5.383% due 11/25/2033 ^	322	17

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Re-REMIC Trust
2.504% due 07/26/2035		$26,634	$20,512
2.616% due 01/26/2035		11,082	9,301
2.616% due 02/26/2037		6,285	5,273
5.244% due 09/26/2035		4,998	4,370
6.000% due 04/26/2036		7,969	7,032
Newgate Funding PLC
0.764% due 12/15/2050	GBP	2,200	2,774
1.277% due 12/15/2050	EUR	2,601	2,644
1.527% due 12/15/2050		4,965	4,861
1.814% due 12/15/2050	GBP	3,925	5,487
Nomura Asset Acceptance Corp.
6.347% due 03/25/2047 (h)		$26,098	26,446
NovaStar Mortgage Funding Trust
0.364% due 09/25/2046 (h)		925	794
RBSSP Resecuritization Trust
2.310% due 07/26/2045		20,150	16,630
2.708% due 05/26/2037		13,268	9,879
4.092% due 11/21/2035 ^(h)		17,201	14,340
5.467% due 11/26/2035 ^(h)		29,504	19,168
6.000% due 03/26/2036 ^		8,911	7,414
7.510% due 02/26/2036 (h)		9,688	6,497
Residential Accredit Loans, Inc. Trust
0.354% due 07/25/2036 (h)		12,938	8,500
0.364% due 05/25/2037 (h)		27,240	22,916
1.128% due 01/25/2046 (h)		11,019	7,871
4.351% due 01/25/2036		1,474	1,145
6.000% due 08/25/2035 ^		1,356	1,266
6.000% due 06/25/2036		684	575
6.000% due 06/25/2036 ^		2,580	2,169
6.000% due 08/25/2036 (h)		9,903	8,183
7.000% due 10/25/2037 (h)		18,237	15,310
Residential Asset Securitization Trust
5.500% due 07/25/2035		1,572	1,443
6.250% due 08/25/2037 ^		5,040	3,024
Residential Funding Mortgage Securities, Inc. Trust
5.822% due 08/25/2036 ^(h)		4,420	3,975
5.850% due 11/25/2035 ^		377	363
6.000% due 04/25/2037 ^(h)		3,136	2,813
Sequoia Mortgage Trust
0.546% due 07/20/2036 (h)		1,966	1,432
1.376% due 10/20/2027		1,313	1,095
Southern Pacific Securities PLC
4.062% due 12/10/2042	GBP	2,722	4,079
Structured Adjustable Rate Mortgage Loan Trust
2.702% due 04/25/2047 (h)		$4,596	3,649
4.310% due 02/25/2037 ^(h)		14,610	10,551
4.454% due 08/25/2036 (h)		5,321	3,019
Structured Asset Mortgage Investments Trust
0.344% due 03/25/2037 ^		3,229	882
0.364% due 07/25/2046 (h)		28,343	22,717
SunTrust Alternative Loan Trust
0.524% due 04/25/2036 ^(h)		24,939	10,097

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	59

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.976% due 04/25/2036 ^(a)	$6,740	$2,254
TBW Mortgage-Backed Trust
5.800% due 03/25/2037 ^(h)	14,311	8,258
6.120% due 03/25/2037 ^(h)	13,263	7,649
6.500% due 07/25/2036 (h)	26,219	16,129
WaMu Mortgage Pass-Through Certificates Trust
0.594% due 06/25/2044	405	378
0.878% due 06/25/2047 ^	14,377	5,831
0.938% due 07/25/2047 (h)	32,704	28,149
1.001% due 10/25/2046 (h)	772	621
1.128% due 02/25/2046	95	90
1.942% due 07/25/2047 ^	1,261	936
4.224% due 03/25/2037 ^(h)	7,721	7,095
4.396% due 02/25/2037 ^	541	507
Washington Mutual Mortgage Pass-Through Certificates Trust
0.414% due 01/25/2047 ^(h)	17,892	12,613
0.774% due 07/25/2036 ^(h)	12,032	7,288
6.000% due 04/25/2037 ^(h)	6,877	5,913
Wells Fargo Alternative Loan Trust
2.596% due 07/25/2037 ^(h)	8,667	7,345
5.750% due 07/25/2037 ^	1,046	955
Wells Fargo Mortgage Loan Trust
5.652% due 04/27/2036	28,600	25,864
Wells Fargo Mortgage-Backed Securities Trust
2.613% due 10/25/2035	829	832
6.000% due 07/25/2036 ^	521	527
6.000% due 09/25/2036 ^	1,048	1,020
6.000% due 04/25/2037 ^(h)	336	331
6.000% due 06/25/2037 ^	779	791
6.000% due 08/25/2037 ^	2,002	1,982

Total Mortgage-Backed Securities (Cost $1,199,746)		1,425,834

ASSET-BACKED SECURITIES 24.9%
Asset-Backed Funding Certificates Trust
1.224% due 03/25/2034	2,093	1,669
Bear Stearns Asset-Backed Securities Trust
0.724% due 06/25/2036 (h)	8,846	7,621
2.545% due 10/25/2036	2,039	1,535
Bombardier Capital Mortgage Securitization Corp.
7.440% due 12/15/2029 (h)	2,732	1,568
Citigroup Mortgage Loan Trust, Inc.
5.437% due 03/25/2036 ^	3,248	2,370
5.614% due 05/25/2036 ^	707	463
Conseco Finance Securitizations Corp.
7.960% due 05/01/2031 (h)	9,647	7,464
7.970% due 05/01/2032 (h)	16,793	11,080
8.200% due 05/01/2031 (h)	28,596	23,032
9.163% due 03/01/2033 (h)	9,740	8,779
Conseco Financial Corp.
7.060% due 02/01/2031 (h)	6,872	7,175

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Asset-Backed Certificates
0.344% due 06/25/2047 (h)	$13,730	$12,334
0.374% due 04/25/2036 (h)	4,891	4,458
0.434% due 01/25/2046 ^	12,198	3,891
0.594% due 06/25/2036 ^	2,186	528
0.974% due 03/25/2033	27	25
1.554% due 12/25/2032	2,034	1,887
4.783% due 02/25/2036	757	752
5.099% due 07/25/2036	2,278	2,217
5.505% due 04/25/2036	1,953	1,936
5.588% due 08/25/2036 (h)	2,065	2,027
Countrywide Asset-Backed Certificates Trust
0.414% due 03/25/2047	8,000	4,354
5.225% due 10/25/2046 ^(h)	458	415
Countrywide Home Equity Loan Trust
5.657% due 03/25/2034	2,306	3,764
Credit-Based Asset Servicing and Securitization LLC
5.604% due 10/25/2036 (h)	10,800	10,555
EMC Mortgage Loan Trust
0.624% due 12/25/2042	189	180
0.644% due 04/25/2042 (h)	10,106	9,257
2.424% due 04/25/2042	2,813	2,094
GMAC Mortgage Corp. Home Equity Loan Trust
6.249% due 12/25/2037 (h)	8,062	8,032
GSAA Home Equity Trust
6.205% due 03/25/2046 ^(h)	3,258	3,224
GSAMP Trust
2.049% due 06/25/2034	2,719	2,284
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
7.493% due 12/25/2031 ^	1,448	514
Lehman XS Trust
5.405% due 06/24/2046 (h)	8,192	6,958
Long Beach Mortgage Loan Trust
1.224% due 02/25/2034	235	226
MASTR Asset-Backed Securities Trust
0.324% due 03/25/2036 (h)	10,212	7,072
0.554% due 01/25/2036	400	309
Mid-State Capital Corp. Trust
6.742% due 10/15/2040	7,696	8,252
Morgan Stanley Home Equity Loan Trust
0.404% due 04/25/2037 (h)	38,400	25,089
Oakwood Mortgage Investors, Inc.
5.920% due 06/15/2031	9,153	4,461
6.610% due 06/15/2031	5,586	3,011
7.400% due 07/15/2030	24,281	16,051
7.405% due 06/15/2031	7,257	4,340
7.840% due 11/15/2029 (h)	5,116	5,321
8.490% due 10/15/2030 ^	1,785	474
Popular ABS Mortgage Pass-Through Trust
1.424% due 08/25/2035	3,663	3,089
4.583% due 07/25/2035 (h)	12,633	11,780

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Mortgage Products Trust
1.146% due 04/25/2034 (h)		$11,872	$10,242
Residential Asset Securities Corp. Trust
0.334% due 06/25/2036 (h)		6,146	5,913
0.414% due 08/25/2036		11,000	6,880
Sorin Real Estate CDO Ltd.
0.786% due 10/28/2046		7,400	5,964
Soundview Home Loan Trust
0.454% due 06/25/2037 (h)		11,359	7,034
South Coast Funding Ltd.
0.516% due 01/06/2041		5,545	1,857
0.516% due 01/06/2041 (h)		183,156	61,357
Structured Asset Securities Corp.
6.168% due 05/25/2032 ^		7,546	3,755
Vanderbilt Acquisition Loan Trust
7.330% due 05/07/2032 (h)		1,353	1,469

Total Asset-Backed Securities (Cost $294,889)			348,388

SOVEREIGN ISSUES 5.7%
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2045	BRL	8,241	2,445
6.000% due 08/15/2050 (d)		229,065	67,770
10.000% due 01/01/2021		13,618	3,786
10.000% due 01/01/2025		23,699	6,268

Total Sovereign Issues (Cost $104,329)			80,269

		SHARES
COMMON STOCKS 0.6%

FINANCIALS 0.0%
EME Reorganization Trust		5,207,199	208

UTILITIES 0.6%
PPL Corp.		245,814	8,274

Total Common Stocks (Cost $8,800)			8,482

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
AgriBank FCB
6.875% due 01/01/2024 (e)		36,000	3,782

Total Preferred Securities (Cost $3,600)			3,782

SHORT-TERM INSTRUMENTS 8.4%

REPURCHASE AGREEMENTS (g) 0.5%
			6,800

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 6.8%
Fannie Mae
0.065% due 05/01/2015	$2,900	$2,900
0.140% due 06/01/2015	10,500	10,499
Federal Home Loan Bank
0.035% due 04/24/2015	6,100	6,100
0.055% due 05/01/2015	9,000	8,999
0.060% due 04/29/2015	100	100
0.062% due 04/29/2015	800	800
0.065% due 04/15/2015 - 06/03/2015	7,700	7,700
0.068% due 05/15/2015 - 06/05/2015	5,900	5,900
0.070% due 05/14/2015 - 06/05/2015	17,200	17,198
0.073% due 05/22/2015	2,300	2,300
0.074% due 05/13/2015	1,400	1,400
0.075% due 05/20/2015	8,700	8,699
0.120% due 05/08/2015	11,100	11,098
Freddie Mac
0.070% due 04/08/2015	3,300	3,300
0.115% due 04/15/2015	3,000	3,000
0.130% due 06/09/2015	5,700	5,699

		95,692

U.S. TREASURY BILLS 1.1%
0.042% due 04/09/2015 - 06/11/2015 (c)(h)(j)(l)	14,770	14,770

Total Short-Term Instruments (Cost $117,258)		117,262

Total Investments in Securities (Cost $2,239,731)		2,492,729

Total Investments 178.3% (Cost $2,239,731)		$2,492,729

Financial Derivative Instruments (i)(k) 0.9% (Cost or Premiums, net $(25,851))		12,595

Other Assets and Liabilities, net (79.2%)		(1,107,337)

Net Assets Applicable to Common Shareholders 100.0%		$1,397,987

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	61

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PDILS I LLC, which is a 100% owned subsidiary of the Fund.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Buffalo Thunder Development Authority	0.000%	11/15/2029	12/08/2014	$0	$62	0.00%
KGH Intermediate Holdco LLC	8.500%	08/07/2019	08/07/2014	13,168	12,725	0.91%
KGH Intermediate Holdco LLC	8.500%	08/08/2019	08/07/2014	4,497	4,242	0.30%
Pinnacol Assurance	8.625%	06/25/2034	06/23/2014	10,200	10,971	0.79%

				$27,865	$28,000	2.00%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
NOM	0.150%	03/31/2015	04/01/2015	$6,800	U.S. Treasury Notes 2.250% due 11/15/2024	$(6,941)	$6,800	$6,800

Total Repurchase Agreements						$(6,941)	$6,800	$6,800

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	0.550%	08/22/2014	04/14/2016	$	(5,250)	$(5,268)
	0.650%	02/06/2015	05/07/2015		(7,731)	(7,739)
	0.750%	03/10/2015	06/11/2015		(8,247)	(8,251)
	0.858%	02/17/2015	05/18/2015		(1,566)	(1,568)
	0.900%	03/16/2015	06/16/2015		(6,241)	(6,243)
	0.900%	03/17/2015	06/18/2015		(2,543)	(2,544)
	0.900%	03/18/2015	06/19/2015		(632)	(632)
	1.580%	03/02/2015	06/02/2015		(7,862)	(7,872)
	1.605%	02/06/2015	05/07/2015		(7,522)	(7,540)
	1.606%	01/23/2015	04/23/2015		(1,212)	(1,216)
	1.607%	01/22/2015	04/22/2015		(27,486)	(27,571)

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)			Payable for Reverse Repurchase Agreements
	1.607%	01/23/2015	04/23/2015	$		(17,052)	$(17,104)
	1.607%	02/19/2015	05/20/2015			(19,886)	(19,922)
	1.613%	02/24/2015	05/27/2015			(5,364)	(5,373)
	1.615%	03/05/2015	06/08/2015			(4,740)	(4,746)
	1.617%	03/24/2015	06/25/2015			(12,634)	(12,639)
	1.619%	03/30/2015	07/01/2015			(2,763)	(2,763)
	1.676%	11/20/2014	05/20/2015			(7,947)	(7,996)
	1.679%	12/08/2014	06/08/2015			(5,105)	(5,132)
	1.694%	12/22/2014	06/22/2015			(16,964)	(17,044)
	1.853%	01/30/2015	04/30/2015			(2,084)	(2,091)
	1.895%	03/24/2015	09/24/2015			(2,589)	(2,590)
	2.117%	03/24/2015	09/26/2016			(1,387)	(1,388)
	2.117%	03/25/2015	09/26/2016			(19,192)	(19,197)
BOS	1.460%	02/12/2015	05/12/2015			(14,959)	(14,988)
	1.462%	02/25/2015	05/27/2015			(5,895)	(5,903)
	1.732%	11/20/2014	05/20/2015			(23,318)	(23,466)
BPG	1.518%	03/11/2015	06/12/2015			(9,258)	(9,266)
	1.771%	03/23/2015	03/22/2016			(29,414)	(29,427)
BRC	0.600%	03/02/2015	04/14/2015			(500)	(500)
	0.650%	01/29/2015	04/29/2015			(2,961)	(2,964)
	0.700%	02/04/2015	05/05/2015			(13,059)	(13,073)
	0.750%	01/08/2015	04/08/2015			(6,075)	(6,085)
	0.750%	01/14/2015	04/14/2015			(14,585)	(14,608)
DBL	1.973%	10/29/2014	04/29/2015			(29,781)	(30,032)
FOB	1.610%	02/09/2015	04/09/2015			(8,131)	(8,150)
	1.611%	02/02/2015	04/02/2015			(1,136)	(1,139)
	1.616%	03/05/2015	05/05/2015			(1,870)	(1,872)
	1.619%	03/23/2015	05/22/2015			(56,557)	(56,580)
	1.622%	04/02/2015	06/02/2015			(1,119)	(1,119)
JML	0.380%	01/19/2015	04/15/2015		EUR	(4,894)	(5,266)
	0.800%	01/22/2015	04/22/2015		$	(16,226)	(16,251)
JPS	1.519%	03/18/2015	06/19/2015			(7,046)	(7,050)
MSC	1.100%	01/15/2015	04/15/2015			(11,489)	(11,516)
	1.150%	01/15/2015	04/15/2015			(6,951)	(6,968)
RBC	0.750%	11/12/2014	05/12/2015			(1,591)	(1,596)
	1.425%	05/14/2014	05/14/2015			(16,006)	(16,207)
	1.458%	05/14/2014	05/14/2015			(41,471)	(42,011)
RDR	0.600%	12/16/2014	06/15/2015			(10,203)	(10,221)
	0.680%	10/28/2014	04/28/2015			(12,238)	(12,274)
	0.680%	11/06/2014	05/06/2015			(4,284)	(4,296)
	0.680%	11/12/2014	05/12/2015			(5,869)	(5,885)
	1.160%	01/15/2015	07/15/2015			(35,861)	(35,949)
	1.320%	10/07/2014	04/07/2015			(37,910)	(38,155)
	1.320%	10/22/2014	04/22/2015			(1,812)	(1,823)
	1.330%	11/06/2014	05/06/2015			(19,928)	(20,035)
	1.330%	11/12/2014	05/12/2015			(46,222)	(46,461)
	1.330%	11/21/2014	05/21/2015			(20,160)	(20,258)
	1.330%	11/28/2014	05/28/2015			(6,667)	(6,698)
	1.330%	12/01/2014	06/01/2015			(8,866)	(8,906)
	1.340%	12/11/2014	06/11/2015			(11,846)	(11,895)
	1.350%	01/22/2015	07/22/2015			(6,007)	(6,023)
	1.350%	01/28/2015	07/28/2015			(12,065)	(12,093)
	1.390%	02/25/2015	08/25/2015			(3,063)	(3,067)
	1.452%	03/25/2015	04/13/2015			(8,675)	(8,677)
RTA	0.840%	03/23/2015	09/23/2015			(3,956)	(3,957)
	1.345%	03/24/2015	09/24/2015			(10,609)	(10,612)
SBI	1.007%	01/22/2015	04/22/2015			(36,900)	(36,971)
	1.079%	12/04/2014	06/04/2015			(9,024)	(9,056)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	63

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
SOG	0.620%	02/26/2015	04/21/2015	$	(4,781)	$(4,784)
	0.650%	01/23/2015	04/23/2015		(1,610)	(1,612)
	0.670%	03/04/2015	05/15/2015		(4,804)	(4,806)
	0.670%	03/09/2015	05/29/2015		(12,937)	(12,943)
	0.690%	03/18/2015	06/18/2015		(11,334)	(11,337)
	0.750%	03/18/2015	06/16/2015		(4,496)	(4,497)
	1.506%	02/09/2015	05/08/2015		(5,601)	(5,613)
	1.507%	01/26/2015	04/27/2015		(17,295)	(17,342)
	1.512%	02/24/2015	05/27/2015		(11,188)	(11,205)
	1.512%	02/26/2015	05/27/2015		(16,119)	(16,142)
	1.685%	12/08/2014	06/08/2015		(17,523)	(17,616)
	1.689%	12/15/2014	06/15/2015		(29,620)	(29,769)
UBS	0.450%	01/23/2015	04/23/2015	EUR	(823)	(885)
	0.450%	03/23/2015	04/02/2015		(34,406)	(36,999)
	0.450%	04/02/2015	04/07/2015		(28,515)	(30,663)
	0.450%	04/07/2015	04/10/2015		(22,623)	(24,327)
	0.500%	02/03/2015	04/07/2015		(15,647)	(16,824)
	0.550%	01/23/2015	04/23/2015		(8,885)	(9,564)
	0.600%	10/15/2014	04/15/2015	$	(4,493)	(4,506)
	0.600%	01/23/2015	04/23/2015	EUR	(8,342)	(8,980)
	0.600%	04/01/2015	04/15/2015	$	(1,538)	(1,538)
	0.700%	02/02/2015	08/03/2015		(11,614)	(11,627)
	0.750%	02/02/2015	08/03/2015		(1,154)	(1,155)
	0.800%	03/23/2015	09/23/2015		(14,303)	(14,306)
	0.850%	01/14/2015	07/14/2015		(1,826)	(1,829)
	0.850%	03/18/2015	04/08/2015		(8,705)	(8,708)
	0.850%	03/18/2015	09/18/2015		(3,594)	(3,595)
	1.150%	01/16/2015	04/16/2015	GBP	(10,057)	(14,955)
	1.556%	01/23/2015	07/23/2015	$	(4,275)	(4,288)
	1.606%	01/23/2015	07/23/2015		(2,676)	(2,684)
	1.790%	03/24/2015	01/04/2016		(2,974)	(2,975)

Total Reverse Repurchase Agreements						$(1,171,852)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $1,181,487 at a weighted average interest rate of 1.170%.

64	PIMCO CLOSED-END FUNDS	See Accompanying Notes

March 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(h)	Securities with an aggregate market value of $1,438,009 and cash of $825 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
PIMCO Dynamic Income Fund
Global/Master Repurchase Agreement
BCY	$0	$(194,429)	$0	$0	$(194,429)	$243,824	$49,395
BOS	0	(44,357)	0	0	(44,357)	62,839	18,482
BPG	0	(38,693)	0	0	(38,693)	50,341	11,648
BRC	0	(37,230)	0	0	(37,230)	45,519	8,289
DBL	0	(30,032)	0	0	(30,032)	61,516	31,484
FOB	0	(68,860)	0	0	(68,860)	93,514	24,654
JML	0	(21,517)	0	0	(21,517)	25,046	3,529
JPS	0	(7,050)	0	0	(7,050)	9,258	2,208
MSC	0	(18,484)	0	0	(18,484)	21,525	3,041
NOM	6,800	0	0	0	6,800	(6,941)	(141)
RBC	0	(59,814)	0	0	(59,814)	83,283	23,469
RDR	0	(252,716)	0	0	(252,716)	323,752	71,036
RTA	0	(14,569)	0	0	(14,569)	17,549	2,980
SBI	0	(46,027)	0	0	(46,027)	53,831	7,804
SOG	0	(137,666)	0	0	(137,666)	173,269	35,603
UBS	0	(200,408)	0	0	(200,408)	161,436	(38,972)

Total Borrowings and Other Financing Transactions	$6,800	$(1,171,852)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	4.000%	06/20/2022	$134,000	$(21,519)	$4,698	$0	$(295)
Pay	3-Month USD-LIBOR	3.000%	06/18/2024	58,200	5,592	4,888	124	0
Receive	3-Month USD-LIBOR	2.750%	03/20/2043	102,200	(8,001)	(10,049)	0	(104)
Receive	3-Month USD-LIBOR	3.750%	06/18/2044	12,200	(3,770)	(3,744)	0	(15)
Receive	3-Month USD-LIBOR	3.500%	12/17/2044	44,200	(11,310)	(8,703)	0	(50)

					$(39,008)	$(12,910)	$124	$(464)

Total Swap Agreements					$(39,008)	$(12,910)	$124	$(464)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	65

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(j)	Securities with an aggregate market value of $1,747 and cash of $17,039 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO Dynamic Income Fund (1)	$0	$0	$124	$124	$0	$0	$(464)	$(464)

(1)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2015	$		12,997		GBP	8,755	$0	$(10)
	05/2015		GBP	8,755	$		12,994	10	0

BOA	04/2015		EUR	1,824			1,960	14	(16)
	07/2015		BRL	4,323			1,563	245	0

BPS	07/2015			59,919			21,840	3,571	0

CBK	04/2015	$		896		EUR	830	0	(4)
	05/2015			1,185		GBP	798	0	(1)

GLM	04/2015		BRL	20,664	$		6,442	0	(33)
	04/2015		EUR	2,732			3,049	111	0
	04/2015		GBP	8,755			13,173	186	0
	04/2015	$		6,468		BRL	20,664	7	0
	05/2015		BRL	20,664	$		6,414	0	(7)
	07/2015			117,652			42,900	7,028	0

HUS	04/2015			5,314			1,656	0	(9)
	04/2015	$		1,821		BRL	5,314	0	(156)

JPM	04/2015		BRL	25,978	$		9,078	939	0
	04/2015	$		8,098		BRL	25,978	42	0
	04/2015			807		EUR	761	11	0
	07/2015		BRL	79,074	$		29,093	4,983	0

MSB	04/2015		EUR	92,788			104,735	4,959	0
	04/2015		GBP	58,433			88,090	1,413	0

UAG	04/2015		EUR	732			793	6	0

Total Forward Foreign Currency Contracts								$23,525	$(236)

66	PIMCO CLOSED-END FUNDS	See Accompanying Notes

March 31, 2015

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (3)
							Asset	Liability
FBF	ABX.HE.AA.6-2 Index	0.170%	05/25/2046	$30,842	$(27,411)	$15,080	$0	$(12,331)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
GLM	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL 9,900	$(14)	$(74)	$0	$(88)

TOTAL RETURN SWAPS ON CONVERTIBLE SECURITIES

Counterparty	Pay/ Receive	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	OGX Petroleo e Gas Participaceos S.A.	1,665	Not Applicable, Fully Funded	04/11/2015	$696	$696	$64	$760	$0
	Pay	OGX Petroleo e Gas Participaceos S.A.	2,102	Not Applicable, Fully Funded	04/11/2015	878	878	427	1,305	0

							$1,574	$491	$2,065	$0

Total Swap Agreements							$(25,851)	$15,497	$2,065	$(12,419)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	67

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(l)	Securities with an aggregate market value of $12,228 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
PIMCO Dynamic Income Fund
AZD	$10	$0	$0	$10	$(10)	$0	$0	$(10)	$0	$0	$0
BOA	259	0	0	259	(16)	0	0	(16)	243	(310)	(67)
BPS	3,571	0	0	3,571	0	0	0	0	3,571	(3,800)	(229)
CBK	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
DUB	0	0	2,065	2,065	0	0	0	0	2,065	(620)	1,445
FBF	0	0	0	0	0	0	(12,331)	(12,331)	(12,331)	12,228	(103)
GLM	7,332	0	0	7,332	(40)	0	(88)	(128)	7,204	(7,630)	(426)
HUS	0	0	0	0	(165)	0	0	(165)	(165)	0	(165)
JPM	5,975	0	0	5,975	0	0	0	0	5,975	(6,390)	(415)
MSB	6,372	0	0	6,372	0	0	0	0	6,372	(5,830)	542
UAG	6	0	0	6	0	0	0	0	6	0	6

Total Over the Counter	$23,525	$0	$2,065	$25,590	$(236)	$0	$(12,419)	$(12,655)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$124	$124

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23,525	$0	$23,525
Swap Agreements	0	2,065	0	0	0	2,065

	$0	$2,065	$0	$23,525	$0	$25,590

	$0	$2,065	$0	$23,525	$124	$25,714

68	PIMCO CLOSED-END FUNDS	See Accompanying Notes

March 31, 2015

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$464	$464

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$236	$0	$236
Swap Agreements	0	12,331	0	0	88	12,419

	$0	$12,331	$0	$236	$88	$12,655

	$0	$12,331	$0	$236	$552	$13,119

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(9,188)	$(9,188)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$37,630	$0	$37,630
Swap Agreements	0	5,589	0	0	0	5,589

	$0	$5,589	$0	$37,630	$0	$43,219

	$0	$5,589	$0	$37,630	$(9,188)	$34,031

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(39,067)	$(39,067)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$27,596	$0	$27,596
Swap Agreements	0	887	(20)	0	(74)	793

	$0	$887	$(20)	$27,596	$(74)	$28,389

	$0	$887	$(20)	$27,596	$(39,141)	$(10,678)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$23,605	$20,759	$44,364
Corporate Bonds & Notes
Banking & Finance	1,419	174,196	37,680	213,295
Industrials	0	122,387	13,664	136,051
Utilities	0	78,674	0	78,674

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	69

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
U.S. Government Agencies	$0	$36,328	$0	$36,328
Mortgage-Backed Securities	0	1,376,765	49,069	1,425,834
Asset-Backed Securities	0	348,388	0	348,388
Sovereign Issues	0	80,269	0	80,269
Common Stocks
Financials	208	0	0	208
Utilities	8,274	0	0	8,274
Preferred Securities
Banking & Finance	0	3,782	0	3,782
Short-Term Instruments
Repurchase Agreements	0	6,800	0	6,800
Short-Term Notes	0	95,692	0	95,692
U.S. Treasury Bills	0	14,770	0	14,770

Total Investments	$9,901	$2,361,656	$121,172	$2,492,729

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	124	0	124
Over the counter	0	23,525	2,065	25,590
	$0	$23,649	$2,065	$25,714

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(464)	0	(464)
Over the counter	0	(12,655)	0	(12,655)
	$0	$(13,119)	$0	$(13,119)

Totals	$9,901	$2,372,186	$123,237	$2,505,324

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2015:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2015 (2)
Investments in Securities, at Value
Bank Loan Obligations	$17,676	$14,588	$0	$178	$0	$(2,369)	$0	$(9,314)	$20,759	$(2,368)
Corporate Bonds & Notes
Banking & Finance	0	37,444	(113)	65	2	282	0	0	37,680	282
Industrials	1,253	10,560	0	5	0	(1,020)	2,958	(92)	13,664	141
Mortgage-Backed Securities	8,701	16,111	(9,323)	8	161	(12)	40,768	(7,345)	49,069	(789)
Asset-Backed Securities	80,337	43,343	(84,990)	2,163	7,598	14,764	0	(63,215)	0	0

	$107,967	$122,046	$(94,426)	$2,419	$7,761	$11,645	$43,726	$(79,966)	$121,172	$(2,734)

Financial Derivative Instruments - Assets
Over the counter	$20	$676	$0	$0	$0	$1,369	$0	$0	$2,065	$1,369

Totals	$107,987	$122,722	$(94,426)	$2,419	$7,761	$13,014	$43,726	$(79,966)	$123,237	$(1,365)

70	PIMCO CLOSED-END FUNDS	See Accompanying Notes

March 31, 2015

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$20,759	Third Party Vendor	Broker Quote	77.50-94.00
Corporate Bonds & Notes
Banking & Finance	37,680	Benchmark Pricing	Base Price	100.00-102.67
Industrials	13,602	Benchmark Pricing	Base Price	73.60-100.00
	62	Other Valuation Techniques (3)	—	—
Mortgage-Backed Securities	46,333	Benchmark Pricing	Base Price	98.75-105.75
	2,736	Other Valuation Techniques (3)	—	—

Financial Derivative Instruments - Assets
Over the counter	2,065	Indicative Market Quotation	Broker Quote	109.19-148.61

Total	$123,237

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques that are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	71

Notes to Financial Statements

1. ORGANIZATION

PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund and PIMCO Dynamic Income Fund (each a “Fund” and collectively the “Funds”) were organized as Massachusetts business trusts on February 16, 2005, February 18, 2003 and January 19, 2011, respectively, as closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “Act”), and the rules and regulations thereunder. PIMCO Global StocksPLUS® & Income Fund and PIMCO High Income Fund are classified and managed as diversified funds, and PIMCO Dynamic Income Fund is classified and managed as a non-diversified fund. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Prior to the close of business on September 5, 2014, Allianz Global Investors Fund Management LLC (“AGIFM”) and PIMCO served as the Funds’ investment manager and sub-adviser, respectively. Effective at the close of business on September 5, 2014, each Fund entered into a new investment management agreement (the “Agreement”) with PIMCO, pursuant to which PIMCO replaced AGIFM as the investment manager to the Funds. Under the Agreement, PIMCO continues to provide the day-to-day portfolio management services it provided to each Fund as its sub-adviser and also assumed responsibility for providing the supervisory and administrative services previously provided by AGIFM to each Fund as its investment manager. PIMCO personnel have replaced AGIFM personnel as Fund officers and in other roles to provide and oversee the administrative, accounting/financial reporting, compliance, legal, marketing, transfer agency, shareholder servicing and other services required for the daily operations of each Fund. Please see “Fees and Expenses” below for additional information.

Each Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an

72	PIMCO CLOSED-END FUNDS

March 31, 2015

accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see “Financial Derivative Instruments”). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions—Common Shares  The Funds intend to declare distributions from net investment income and gains from the sale of portfolio securities and other sources to common shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income without regard to possible declines in the Fund’s net asset value. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains for monthly distributions even in situations when the Fund has experienced a decline in net assets, including losses due to adverse changes in securities markets or the Fund’s portfolio of investments, including derivatives.

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Notes to Financial Statements (Cont.)

Consequently, common shareholders may receive distributions and owe tax at a time when their investment in a Fund has declined in value, which tax may be at ordinary income rates. Also, the tax treatment of certain derivatives may be open to different interpretations. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed/(overdistributed) net investment income, accumulated undistributed/(overdistributed) net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of distributions.

(d) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, or sale-buyback transactions have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2013-08, providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Funds have adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP. The implementation of the ASU did not have an impact on the Funds’ financial statements.

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In June 2014, the FASB issued an ASU, ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The net asset value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of each Fund. The Board has formed a Valuation Committee, whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Funds’ valuation policies, determine in good faith the fair market value of the Funds’ portfolio holdings after consideration of all relevant factors, including recommendations provided by the Manager. The Board has delegated responsibility for applying the valuation methods to the Manager. The Manager monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales or closing prices are reported, equity securities are generally valued at the mean of the last available bid and ask quotations on the exchange or market on which the security is primarily traded, or use other information based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair market value, as determined in good faith by the Board, its Valuation Committee, or the Manager pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

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Notes to Financial Statements (Cont.)

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Manager monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Manager determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time, and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or other financial derivative instruments cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager. These methods may require subjective determinations about the value of a security. While each Fund’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold or settled.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets or liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of

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business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments of each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are

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Notes to Financial Statements (Cont.)

stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels, along with external third-party prices, are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of

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the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by the Manager on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. In general, the value of an inflation-indexed security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate,

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Notes to Financial Statements (Cont.)

governmental, or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties, or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement.

In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that a Fund originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan. This may include significant legal and due diligence expenses, which will be indirectly borne by the Fund and its shareholders. A Fund may pay fees and expenses associated with originating a loan, including significant legal and due diligence expenses, irrespective of whether the loan transaction is ultimately consummated or closed.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive

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payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2015, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must

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Notes to Financial Statements (Cont.)

also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. The Funds may invest in various tranches of CMO bonds, including support bonds.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated

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prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2015 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential

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Notes to Financial Statements (Cont.)

mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce

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the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price (see Note 7, Principal Risks). A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds may use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

PIMCO Global StocksPLUS® & Income Fund is subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to PIMCO Global StocksPLUS® & Income Fund. Compliance with the CFTC’s regulatory requirements could increase PIMCO Global StocksPLUS® & Income Fund’s expenses, adversely affecting its total return.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the

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Notes to Financial Statements (Cont.)

contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts involve the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within the exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums

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for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

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Notes to Financial Statements (Cont.)

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). Credit default swaps on corporate issues may be used to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, deliverable obligations

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in most instances would be limited to the specific referenced obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. Credit default swaps on asset-backed securities may be used to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement

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Notes to Financial Statements (Cont.)

outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. If a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return. A Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

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Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s conclusion of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Funds’ performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for its clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Funds could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Funds to enforce

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Notes to Financial Statements (Cont.)

any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as Manager, seeks to minimize counterparty risks to the Funds in a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty is required to advance

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collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Funds may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is typically not held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Funds and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

ANNUAL REPORT	MARCH 31, 2015	93

Notes to Financial Statements (Cont.)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Funds and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. BASIS FOR CONSOLIDATION OF THE PIMCO DYNAMIC INCOME FUND

PDILS I LLC (the “Subsidiary”), a Delaware LLC exempted company, was formed as a wholly owned subsidiary acting as an investment vehicle for PIMCO Dynamic Income Fund in order to effect certain investments consistent with PIMCO Dynamic Income Fund’s objectives and policies in effect from time to time. The PIMCO Dynamic Income Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the PIMCO Dynamic Income Fund and the Subsidiary. Accordingly, the consolidated financial statements include the accounts of the PIMCO Dynamic Income Fund and the Subsidiary. All inter-company transactions and balances have been eliminated. As of the date of this report, the only asset held by the Subsidiary was the AMPAM Parks Mechanical, Inc. senior loan, as reflected in PIMCO Dynamic Income Fund’s Consolidated Schedule of Investments. This structure was established so that the loan could be held by a separate legal entity from the Fund. See the table below for details regarding the structure, incorporation and relationship as of period end of the Subsidiary to the PIMCO Dynamic Income Fund (amounts in thousands†).

94	PIMCO CLOSED-END FUNDS

March 31, 2015

PIMCO Dynamic Income Fund
PDILS I LLC
Date of Formation	03/12/2013
Consolidated Fund Net Assets	$1,397,987
Subsidiary % of Consolidated Fund Net Assets	0.7%
Subsidiary Financial Statement Information
Total assets	$9,515
Total liabilities	198
Net assets	9,317
Total income	840
Net investment income (loss)	840
Net realized gain (loss)	0
Net change in unrealized appreciation (depreciation)	0
Increase (decrease) in net assets resulting from operations	$840

†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. FEES AND EXPENSES

Management Fee  Effective at the close of business on September 5, 2014, each Fund entered into an Investment Management Agreement with PIMCO (previously defined as the “Agreement”). Pursuant to the Agreement, subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of each Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, will provide or cause to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at an annual rate of 1.150% of PIMCO Dynamic Income Fund’s average daily total managed assets, 1.105% of PIMCO Global StocksPLUS® & Income Fund’s average daily total managed assets and 0.760% of PIMCO High Income Fund’s average daily net assets, inclusive of daily net assets attributable to any preferred shares that were outstanding. For PIMCO Global StocksPLUS® & Income Fund and PIMCO Dynamic Income Fund, total managed assets refer to the total assets of each Fund (including any assets attributable to any preferred shares or other forms of leverage of the Fund that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). For these purposes, “leverage” includes amounts of leverage attributable to such instruments as reverse repurchase agreements, other borrowings and/or other forms of leverage. Management fees paid to PIMCO subsequent to the close of business on September 5, 2014 to March 31, 2015 for PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund and PIMCO Dynamic Income Fund were $1,422,073, $5,533,032 and $17,318,803, respectively.

Prior to the close of business on September 5, 2014, AGIFM served as the investment manager to each Fund and received annual fees, payable monthly, at an annual rate of 1.150% of PIMCO

ANNUAL REPORT	MARCH 31, 2015	95

Notes to Financial Statements (Cont.)

Dynamic Income Fund’s average daily total managed assets, 1.000% of PIMCO Global StocksPLUS® & Income Fund’s average daily total managed assets and 0.700% of PIMCO High Income Fund’s average daily net assets, inclusive of daily net assets attributable to any preferred shares that were outstanding. Prior to the close of business on September 5, 2014, AGIFM retained PIMCO as sub-adviser to manage the Funds’ investments. AGIFM, and not the Funds, paid a portion of the fees it received as investment manager to PIMCO in return for its services. Management fees paid to AGIFM from April 1, 2014 to the close of business on September 5, 2014 for PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund and PIMCO Dynamic Income Fund were $1,035,085, $4,078,458 and $13,562,251, respectively.

Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expense, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled investment vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with generally accepted accounting principles.

Prior to the close of business on September 5, 2014, in addition to the management fee paid to AGIFM, as described above, each Fund directly had borne expenses for other administrative services and costs, including expenses associated with various third-party service providers, such as audit, custodial, legal, transfer agency, printing and other services the Funds require. Effective beginning at

96	PIMCO CLOSED-END FUNDS

March 31, 2015

the close of business on September 5, 2014, PIMCO (and not the Funds) bears such expenses with respect to each Fund pursuant to the Agreement described above under “Management Fee.”

Each of the Independent Trustees of the Funds also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Managed Accounts Trust, an open-end investment company with multiple series for which PIMCO serves as investment manager (“PMAT” and, together with the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which AGIFM serves as investment adviser.

Prior to the close of business on September 5, 2014, including during the period of this report, each of the PIMCO-Managed Funds and Allianz-Managed Funds held joint meetings of their Boards of Trustees whenever possible, and each Trustee, other than any Trustee who was a director, officer, partner or employee of PIMCO, AGIFM or any entity controlling, controlled by or under common control with PIMCO or AGIFM, received annual compensation of $250,000 for service on the Boards of all of the PIMCO-Managed Funds and Allianz-Managed Funds, payable quarterly. The Independent Chairman of the Boards received an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman received an additional $50,000 annually, payable quarterly. Trustees were also reimbursed for meeting-related expenses.

During periods prior to September 5, 2014, each Trustee’s compensation and other costs in connection with joint meetings were allocated among the PIMCO-Managed Funds and Allianz- Managed Funds, as applicable, on the basis of fixed percentages as between such groups of Funds. Trustee compensation and other costs were then further allocated pro rata among the individual funds within each grouping based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets.

Subsequent to September 5, 2014, in connection with the new investment management agreement between the PIMCO-Managed Funds and PIMCO and the termination of the investment management agreement between the PIMCO-Managed Funds and AGIFM, each of the PIMCO- Managed Funds began holding, and are expected to continue to hold, joint meetings of their Boards of Trustees whenever possible, but will generally no longer hold joint meetings with the Allianz- Managed Funds. Under the new Board structure, each Independent Trustee currently receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO- Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages as between PMAT and the PIMCO Closed-End Funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping based on each such fund’s relative net assets.

ANNUAL REPORT	MARCH 31, 2015	97

Notes to Financial Statements (Cont.)

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2015, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Portfolio Name	Purchases	Sales
PIMCO Global StocksPLUS ® & Income Fund	$3,460	$8,287
PIMCO High Income Fund	136,160	407,151
PIMCO Dynamic Income Fund	41,335	40,114

11. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2015, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Global StocksPLUS® & Income Fund	$148,421	$168,823	$34,556	$49,483
PIMCO High Income Fund	297,241	696,147	595,656	531,669
PIMCO Dynamic Income Fund	0	21,109	261,505	240,986

†	A zero balance may reflect actual amounts rounding to less than one thousand.

98	PIMCO CLOSED-END FUNDS

March 31, 2015

13. AUCTION-RATE PREFERRED SHARES

Each series of Auction-Rate Preferred Shares (“ARPS”) outstanding has a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends. Dividends are accumulated daily at an annual rate that is typically re-set every seven days through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid annually.

For the year ended March 31, 2015, the annualized dividend rates on the ARPS ranged from:

	Shares Issued and Outstanding	High	Low	As of March 31, 2015

PIMCO High Income Fund
Series M	2,336	0.192%	0.080%	0.144%
Series T	2,336	0.240%	0.080%	0.128%
Series W	2,336	0.176%	0.080%	0.128%
Series TH	2,336	0.192%	0.064%	0.128%
Series F	2,336	0.192%	0.080%	0.144%

The Fund is subject to certain limitations and restrictions while ARPS are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of ARPS at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders of the Fund, who are entitled to one vote per share, generally vote together with the common shareholders of the Fund but vote separately as a class to elect two Trustees of the Fund and on certain matters adversely affecting the rights of the ARPS.

Since mid-February 2008, holders of ARPS issued by the Fund have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” the 7-day “AA” Financial Composite Commercial Paper Rate multiplied by a minimum of 150%, depending on the credit rating of the ARPS (which is a function of short-term interest rates). As of March 31, 2015, the current multiplier for calculating the maximum rate is 160%. The maximum rate is a function of short-term interest rates and is typically higher than the rate that would have otherwise been set through a successful auction. If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

ANNUAL REPORT	MARCH 31, 2015	99

Notes to Financial Statements (Cont.)

14. REGULATORY AND LITIGATION MATTERS

The Funds are not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against them.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes has been made.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

Each Fund files U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2012-2014, no examinations are in progress or anticipated at this time. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book- to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Post- October Loss Deferral Capital (4)	Qualified Late-Year Loss Deferral Ordinary (5)
PIMCO Global StocksPLUS® & Income Fund	$778	$—	$30,524	$(1,925)	$(104,551)	$(22,029)	$—
PIMCO High Income Fund	2,138	—	73,456	(15,257)	(729,806)	(51,791)	—
PIMCO Dynamic Income Fund	59,622	6,499	254,513	(8,884)	—	—	—

(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts and Lehman securities.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for distributions payable at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through March 31, 2015, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2014 through March 31, 2015 and Ordinary losses realized during the period January 1, 2015 through March 31, 2015, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

100	PIMCO CLOSED-END FUNDS

March 31, 2015

As of March 31, 2015, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses
	03/31/2016	03/31/2017	03/31/2018	03/31/2019
PIMCO Global StocksPLUS® & Income Fund	$—	$—	$89,083	$5,575
PIMCO High Income Fund	—	195,114	488,807	—
PIMCO Dynamic Income Fund	—	—	—	—

Under the Regulated Investment Company Modernization Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2015, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Global StocksPLUS® & Income Fund	$9,893	$—
PIMCO High Income Fund	45,885	—
PIMCO Dynamic Income Fund	—	—

As of March 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Global StocksPLUS® & Income Fund	$183,467	$27,456	$(6,398)	$21,058
PIMCO High Income Fund	1,222,725	87,562	(35,806)	51,756
PIMCO Dynamic Income Fund	2,239,731	333,880	(80,882)	252,998

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to wash sale loss deferrals and Lehman securities for federal income tax purposes.

For the fiscal years ended March 31, 2015 and March 31, 2014, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2015			March 31, 2014
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Global StocksPLUS® & Income Fund	$23,021	$—	$—	$22,853	$—	$—
PIMCO High Income Fund	182,636	—	—	167,300	—	13,720
PIMCO Dynamic Income Fund	187,696	—	—	157,539	2,203	—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2015	101

Notes to Financial Statements (Cont.)

March 31, 2015

16. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On April 1, 2015, the following distributions were declared to common shareholders payable May 1, 2015 to shareholders of record on April 13, 2015:

PIMCO Global StocksPLUS® & Income Fund	$0.183350 per common share
PIMCO High Income Fund	$0.121875 per common share
PIMCO Dynamic Income Fund	$0.210000 per common share

On May 1, 2015, the following distributions were declared to common shareholders payable June 1, 2015 to shareholders of record on May 11, 2015:

PIMCO Global StocksPLUS® & Income Fund	$0.183350 per common share
PIMCO High Income Fund	$0.121875 per common share
PIMCO Dynamic Income Fund	$0.210000 per common share

There were no other subsequent events identified that require recognition or disclosure.

102	PIMCO CLOSED-END FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees of

PIMCO Global StocksPLUS® & Income Fund,

PIMCO High Income Fund and

PIMCO Dynamic Income Fund:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for PIMCO Dynamic Income Fund), including the schedules of investments (consolidated schedule of investments for PIMCO Dynamic Income Fund), and the related statements of operations (consolidated statement of operations for PIMCO Dynamic Income Fund), of changes in net assets (consolidated changes in net assets for PIMCO Dynamic Income Fund), and of cash flows (consolidated cash flows for PIMCO Dynamic Income Fund) and the financial highlights (consolidated financial highlights for PIMCO Dynamic Income Fund), present fairly, in all material respects, the financial position of PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund and PIMCO Dynamic Income Fund (the “Funds”) at March 31, 2015, the results of each of their operations and their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2015

ANNUAL REPORT	MARCH 31, 2015	103

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	NAB	National Australia Bank Ltd.
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	NOM	Nomura Securities International Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BOS	Banc of America Securities LLC	GST	Goldman Sachs International	RDR	RBC Dain Rausher, Inc.
BPG	BNP Paribas Securities Corp.	HUS	HSBC Bank USA N.A.	RTA	Bank of New York Mellon Corp.
BPS	BNP Paribas S.A.	JML	JP Morgan Securities Plc	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	SBI	Citigroup Global Markets Ltd.
CFR	Credit Suisse Securities (Europe) Ltd.	MSB	Morgan Stanley Bank, N.A	SOG	Societe Generale
DBL	Deutsche Bank AG London	MSC	Morgan Stanley & Co., Inc.	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone
BRL	Brazilian Real	GBP	British Pound	SEK	Swedish Krona
CAD	Canadian Dollar	HKD	Hong Kong Dollar	SGD	Singapore Dollar
CHF	Swiss Franc	ILS	Israeli Shekel	USD (or $)	United States Dollar
DKK	Danish Krone	JPY	Japanese Yen

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	EAFE	Europe, Australasia, and Far East Stock Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles
CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International

104	PIMCO CLOSED-END FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of a Fund’s fiscal year end regarding the status of qualified dividend income, the dividend received deduction, foreign source income earned by the Fund, and any foreign tax credits being passed through to shareholders.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2015 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

PIMCO Global StocksPLUS® & Income Fund	0.36%
PIMCO High Income Fund	0.83%
PIMCO Dynamic Income Fund	1.09%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2015 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

PIMCO Global StocksPLUS® & Income Fund	0.36%
PIMCO High Income Fund	0.83%
PIMCO Dynamic Income Fund	0.73%

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the code.

	Qualified Interest Income (000s)	Qualified Short Term Capital Gain (000s)
PIMCO Global StocksPLUS® & Income Fund	$10,840	$—
PIMCO High Income Fund	152,109	—
PIMCO Dynamic Income Fund	93,847	—

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Funds. In January 2016, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2015.

ANNUAL REPORT	MARCH 31, 2015	105

Shareholder Meeting Results

Annual Shareholder Meeting Results—PIMCO Global StocksPlus & Income Fund

PIMCO Global StocksPLUS & Income Fund held its annual meeting of shareholders on July 17, 2014. Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of Alan Rappaport — Class III to serve until the annual meeting for the 2017-2018 fiscal year	9,048,836	344,253
Re-election of John C. Maney† — Class III to serve until the annual Meeting for the 2017-2018 fiscal year	9,055,815	337,274

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Hans W. Kertess, William B. Ogden, IV, James A. Jacobson and Bradford K. Gallagher continued to serve as Trustees of the Fund.

†	Interested Trustee

Annual Shareholder Meeting Results—PIMCO Dynamic Income Fund and PIMCO High Income Fund

PIMCO Dynamic Income Fund and PIMCO High Income Fund held their annual meetings of shareholders on December 18, 2014. Shareholders voted as indicated below:

PIMCO Dynamic Income Fund	Affirmative	Withheld Authority
Election of Craig Dawson† — Class II to serve until the annual meeting for the 2017-2018 fiscal year	38,392,614	686,656
Re-election of Bradford K. Gallagher — Class II to serve until the annual Meeting for the 2017-2018 fiscal year	38,125,625	953,645
Re-election of James A. Jacobson — Class II to serve until the annual Meeting for the 2017-2018 fiscal year	38,135,258	944,012

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Hans W. Kertess, William B. Ogden, IV, Alan Rappaport and John C. Maney continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO High Income Fund	Affirmative	Withheld Authority
Election of Craig Dawson† — Class II to serve until the annual meeting for the 2017-2018 fiscal year	102,134,460	3,704,230
Re-election of Bradford K. Gallagher — Class II to serve until the annual Meeting for the 2017-2018 fiscal year	102,056,747	3,781,943
Re-election of James A. Jacobson* — Class II to serve until the annual Meeting for the 2017-2018 fiscal year	9,605	373

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Hans W. Kertess, William B. Ogden, IV, Alan Rappaport and John C. Maney continued to serve as Trustees of the Fund.

*	Preferred Shares Trustee
†	Interested Trustee

106	PIMCO CLOSED-END FUNDS

(Unaudited)

Special Shareholder Meeting Results—PIMCO High Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund

The Funds held a special meeting of shareholders on June 9, 2014 to vote on the approval of the new investment management agreement between the Funds and PIMCO, as discussed in the Notes to Financial Statements. The special meeting was convened as scheduled on June 9, 2014. However, because sufficient votes in favor of the proposal had not been received for any Fund at the time of the special meeting, the shareholders of each Fund present voted to adjourn the special meeting to July 10, 2014 to permit further solicitation of proxies. On July 10, 2014 the special meeting was reconvened, and common and preferred shareholders (if any) of each Fund voted as indicated below:

	For	Against	Abstain
Approval of an Investment Management Agreement between PIMCO High Income Fund and Pacific Investment Management Company LLC	52,200,614	2,085,064	10,088,989
Approval of an Investment Management Agreement between PIMCO Dynamic Income Fund and Pacific Investment Management Company LLC	20,173,731	344,916	2,752,019
Approval of an Investment Management Agreement between PIMCO Global StocksPLUS & Income Fund and Pacific Investment Management Company LLC	4,657,503	193,800	757,122

ANNUAL REPORT	MARCH 31, 2015	107

Changes to Board of Trustees

(Unaudited)

Effective at the close of business on September 5, 2014, Craig A. Dawson became a Class II Trustee of PIMCO High Income Fund and PIMCO Dynamic Income Fund and a Class I Trustee of PIMCO Global StocksPLUS & Income Fund.

Changes to Portfolio Managers

Effective as of September 26, 2014, Alfred Murata and Mohit Mittal replaced William Gross as portfolio managers for PIMCO High Income Fund.

Mr. Murata is a managing director and portfolio manager in PIMCO’s Newport Beach office on the mortgage credit team. Morningstar named him Fixed-Income Fund Manager of the Year (U.S.) for 2013. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies. He has 14 years of investment experience and holds a Ph.D. in engineering-economic systems and operations research from Stanford University. He also earned a J.D. from Stanford Law School and is a member of the State Bar of California.

Mr. Mittal is a managing director and portfolio manager in PIMCO’s Newport Beach office. He manages investment grade credit and unconstrained bond portfolios and is the current chair for the Americas Portfolio Committee. Previously, he was a specialist on PIMCO’s interest rates and derivatives desk. Mr. Mittal joined PIMCO in 2007. He has 7 years of investment experience and holds an MBA in finance from the Wharton School of the University of Pennsylvania and an undergraduate degree in computer science from Indian Institute of Technology (IIT) in Delhi, India.

The Morningstar Fixed-Income Fund Manager of the Year award is based on the strength of the manager, performance, strategy, and firm stewardship.

108	PIMCO CLOSED-END FUNDS

Investment Strategy Updates

(Unaudited)

Effective December 22, 2014, each Fund amended an existing non-fundamental investment policy, such that each Fund may now invest up to 40% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity). Prior to the amendment, PIMCO Dynamic Income Fund could invest up to 40% of its total assets in emerging market securities, PIMCO Global StocksPLUS & Income Fund could invest up to 30% of its total assets in emerging market securities and PIMCO High Income Fund could invest up to 10% of its total assets in emerging market securities, and these limitations did not include an exception for investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity.

In addition, effective December 22, 2014, each Fund adopted a non-fundamental investment policy permitting each Fund to invest without limitation in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity, subject to applicable law and any other restrictions described in each Fund’s prospectus, Statement of Information or shareholder reports in effect from time to time.

In addition, PIMCO High Income Fund has adopted the following investment policy:

The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security.

The following risks are associated with the policies described above:

Investments in emerging market countries pose a greater degree of risk (i.e., the risk of a cascading collapse of multiple institutions within a country, and even multiple national economies). Governments of emerging market countries may engage in confiscatory taxation or expropriation of income and/or assets to raise revenues or to pursue a domestic political agenda. There is also a greater risk that an emerging market government may take action that impedes or prevents the Fund from taking income and/or capital gains earned in the local currency and converting into U.S. dollars (i.e., “repatriating” local currency investments or profits). Other heightened risks associated with emerging market investments include without limitation: (i) risks due to less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities; (iv) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (v) less publicly available financial and other information regarding issuers; (vi) potential difficulties in enforcing contractual obligations; and (vii) higher rates of inflation, higher interest rates and other economic concerns.

Investments in debt obligations of foreign (non-U.S.) governments or their sub-divisions, agencies and government sponsored enterprises (together “Foreign Government Securities”) can involve risk. The foreign governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. In the event

ANNUAL REPORT	MARCH 31, 2015	109

Investment Strategy Updates (Cont.)

(Unaudited)

of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. These risks are heightened with respect to the Fund’s investments in Foreign Government Securities of emerging market countries.

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

110	PIMCO CLOSED-END FUNDS

Dividend Reinvestment Plan

(Unaudited)

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation  Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (844) 33PIMCO (844-337-4626), by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to each Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan  For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from each Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of each Fund (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

ANNUAL REPORT	MARCH 31, 2015	111

Dividend Reinvestment Plan (Cont.)

(Unaudited)

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with each Fund’s then current policies.

Fees and expenses  No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although each Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees  In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences  Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions—i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33-PIMCO (844-337-4626); website: www.amstock.com.

112	PIMCO CLOSED-END FUNDS

Management of the Funds

(Unaudited)

The chart below identifies Trustees and Officers of the Funds. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Trustees

Name, Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Hans W. Kertess 1939	Chairman of the Board, Trustee	Trustee of PDI since 2012, of PGP since 2005 and of PHK since 2003, expected to stand for re-election at the annual meeting of shareholders for the 2016-2017 fiscal year for PHK and PDI and the 2015-2016 fiscal year for PGP.	President, H. Kertess & Co., a financial advisory company. Senior Adviser, Royal Bank of Canada Capital Markets. Formerly, Managing Director and Consultant, Royal Bank of Canada Capital Markets.	92	None
Deborah A. DeCotis 1952	Trustee	Trustee of PDI since 2012, of PGP since 2011 and of PHK since 2011, expected to stand for re-election at the annual meeting of shareholders for the 2015-2016 fiscal year for PHK and PDI and the 2016-2017 fiscal year for PGP.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Member, Circle Financial Group (since 2011); Trustee, Stanford University (since 2010); and Member, Council on Foreign Relations (since 2013). Formerly, Principal, LaLoop LLC, a retail accessories company (1999-2014) and Director, Helena Rubenstein Foundation (1997-2010).	92	None
Bradford K. Gallagher 1944	Trustee	Trustee of PDI since 2012, and of PGP and PHK since 2010, expected to stand for re-election at the annual meeting of shareholders for the 2017-2018 fiscal year for PHK and PDI and the 2016-2017 fiscal year for PGP.	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, Commonfund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012) and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	92	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009- 2010) and Trustee of Nicholas- Applegate Institutional Funds (2007- 2010).

ANNUAL REPORT	MARCH 31, 2015	113

Management of the Funds (Cont.)

Name, Address, Year of Birth and Class	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
James A. Jacobson 1945	Trustee	Trustee of PDI since 2012, and of PGP and PHK since 2009, expected to stand for re-election at the annual meeting of shareholders for the 2017-2018 fiscal year for PHK and PDI and the 2016-2017 fiscal year for PGP.	Retired. Trustee and Chairman of Investment Committee, Ronald McDonald House of New York (since 2002); Trustee, Taft School, Watertown, CT (since 2007); Trustee, New Jersey City University, Jersey City, NJ (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange. (2003-2008)	92	Trustee, Alpine Mutual Funds Complex consisting of 18 funds.
William B. Ogden, IV 1945	Trustee	Trustee of PDI since 2012, and of PGP and PHK since 2006, expected to stand for re-election at the annual meeting of shareholders for the 2016-2017 fiscal year for PHK and PDI and the 2015-2016 fiscal year for PGP.	Retired. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	92	None
Alan Rappaport 1953	Trustee	Trustee of PDI since 2012, and of PGP and PHK since 2010, expected to stand for re-election at the annual meeting of shareholders for the 2016-2017 fiscal year for PHK and PDI and the 2017-2018 fiscal year for PGP.	Advisory Director (formerly Vice Chairman) (since 2009), Roundtable Investment Partners; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (2013-2014); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).	92	Director, Victory Capital Management
Interested Trustees
Craig A. Dawson* 1968	Trustee	Trustee of PDI, PHK and PGP since 2014, expected to stand for election at the annual meeting of shareholders for the 2017-2018 fiscal year for PHK and PDI and the 2015-2016 fiscal year for PGP.	Managing Director and Head of Strategic Business Management, PIMCO (since 2014). Director of a number of PIMCO’s European investment vehicles and affiliates (since 2008). Formerly, head of PIMCO’s Munich office and head of European product management for PIMCO.	25	None

114	PIMCO CLOSED-END FUNDS

(Unaudited)

Name, Address, Year of Birth and Class	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
John C. Maney** 1959	Trustee	Trustee of PDI since 2012, and of PGP and PHK since 2006, expected to stand for re-election at the annual meeting of shareholders for the 2015-2016 fiscal year for PHK and PDI and the 2017-2018 fiscal year for PGP.	Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006). Formerly, Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	25	None

*	Mr. Dawson is an “interested person” of the Funds, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Dawson’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

**	Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates. Mr. Maney’s address is 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660.

ANNUAL REPORT	MARCH 31, 2015	115

Management of the Funds (Cont.)

(Unaudited)

Officers

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Peter G. Strelow[1] 1970	President; Principal Executive Officer	Since 2014	Managing Director, PIMCO. President and Principal Executive Officer, PIMCO-Managed Funds. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Youse Guia[1] 1972	Chief Compliance Officer	Since 2014	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds. Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of the Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc.
Joshua D. Ratner 1976	Vice President, Secretary and Chief Legal Officer	Since 2014	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President, Secretary and Chief Legal Officer, PIMCO-Managed Funds. Vice President—Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Eric D. Johnson 1970	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
William G. Galipeau[1] 1974	Treasurer, Principal Financial & Accounting Officer	Since 2014	Executive Vice President, PIMCO. Treasurer and Principal Financial & Accounting Officer, PIMCO-Managed Funds. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President, Fidelity Investments.
Erik C. Brown[1] 1967	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker[1] 1974	Assistant Treasurer	Since 2014	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Stacie D. Anctil[1] 1969	Assistant Treasurer	Since 2014	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Ryan Leshaw[1] 1980	Assistant Secretary	Since 2014	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

AGIFM personnel served as Fund officers through the close of business on September 5, 2014, but were replaced with the PIMCO personnel listed above effective as of the close of business on September 5, 2014, in connection with the transition to PIMCO as the Funds’ investment manager.

116	PIMCO CLOSED-END FUNDS

Privacy Policy1

(Unaudited)

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser or its affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs

ANNUAL REPORT	MARCH 31, 2015	117

Privacy Policy1 (Cont.)

(Unaudited)

sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

[1]	Effective as of September 5, 2014.
[2]

When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

118	PIMCO CLOSED-END FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund and PIMCO Dynamic Income Fund.

CEF3004AR_033115

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial & accounting officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial & accounting officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Trustees has determined that James A. Jacobson, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	March 31, 2015	$ 32,782
	March 31, 2014	$ 83,000
(b)	Fiscal Year Ended	Audit-Related Fees(1)
	March 31, 2015	$ —
	March 31, 2014	$ —
(c)	Fiscal Year Ended	Tax Fees
	March 31, 2015	$ 16,470
	March 31, 2014	$ 15,990
(d)	Fiscal Year Ended	All Other Fees(1)
	March 31, 2015	$ —
	March 31, 2014	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1)There were no “All Other Fees” and “Audit-Related Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

Aggregate Non-Audit Fees Billed to Entity
Entity	March 31, 2015
PIMCO Global StocksPlus® & Income Fund	$16,470
Pacific Investment Management Company LLC (“PIMCO”)	9,316,931
Allianz Global Investors Fund Management LLC	62,690

Total	$9,396,091

The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the fiscal period ended March 31, 2014 was $7,894,763.

h) The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring preapproval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

Deborah A. DeCotis;

Bradford K. Gallagher;

James A. Jacobson;

Hans W. Kertess;

William B. Ogden, IV; and

Alan Rappaport.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the

Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of May 28, 2015, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Global StocksPLUS & Income Fund (the “Fund”):

Daniel J. Ivascyn

Mr. Ivascyn has been the portfolio manager of the Fund since its inception in May 2005. Mr. Ivascyn is Group Chief Investment Officer and a managing director in the Newport Beach office. Prior to joining PIMCO in 1998, he worked at Bear Stearns in the asset-backed securities group, as well as T. Rowe Price and Fidelity Investments.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Manager as of March 31, 2015, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)
Daniel J. Ivascyn	12	59,068.00	13	16,105.07*	105	9,379.56**

* Of these Other Pooled Investment Vehicles,     2     accounts totaling     $1,605.76     million in assets pay an advisory fee that is based in part on the performance of the accounts.

**Of these Other Accounts,     2     accounts totaling     $2,734.90     million in assets pay an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund and other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other accounts managed by PIMCO may invest in a transaction in which one or more other funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and certain pooled investment vehicles on a fair and equitable basis over time.

(a)(3)

As of March 31, 2015, the following explains the compensation structure of the individual who has primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers.

•	PIMCO’s pay philosophy embraces a corporate culture of pay-for-performance, a strong work ethic and meritocracy.

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.

•	PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance ranking is used for guidance as it relates to total compensation levels.

The Total Compensation Plan consists of three components:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

Long-term Incentive Compensation - PIMCO has a Long-Term Incentive Plan (LTIP) which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and long-term incentive awards. PIMCO incorporates a progressive allocation of long-term incentive awards as a percentage of total compensation, which is in line with market practices. The LTIP provides participants with cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success. Participation in LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Manager beneficially owned as of March 31, 2015:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of March 31, 2015
Daniel J. Ivascyn	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.
(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Global StocksPlus® & Income Fund

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President, Principal Executive Officer

Date: May 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President, Principal Executive Officer

Date: May 28, 2015

By:	/s/ WILLIAM G. GALIPEAU
William G. Galipeau
Treasurer, Principal Financial & Accounting Officer

Date: May 28, 2015